    As filed with the Securities and Exchange Commission on December 22, 2000


                                              1933 Act Registration No. 33-42160
                                              1940 Act Registration No. 811-6376

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


                      Pre-Effective Amendment No.     [ ]
                      Post-Effective Amendment No. 17 [X]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 19 [X]
                        (Check appropriate box or boxes.)

                        PAINEWEBBER MANAGED ASSETS TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                              AMY R. DOBERMAN, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment

It is proposed that this filing will become effective:


    [ ] Immediately upon filing pursuant to Rule 485(b)
    [X] On December 31, 2000 pursuant to Rule 485(b)
    [ ] 60 days after filing pursuant to Rule 485(a)(1)
    [ ] On                   pursuant to Rule 485(a)(1)
    [ ] 75 days after filing pursuant to Rule 485(a)(2)
    [ ] On                   pursuant to Rule 485(a)(2)


Title of Securities Being Registered: Class A, B, C and Y Shares of Beneficial Interest of PaineWebber Mid Cap Fund.

PaineWebber Growth Fund

PaineWebber Growth and Income Fund

PaineWebber Mid Cap Fund

                       ---------------------------------
                                   PROSPECTUS

                               DECEMBER 31, 2000
                       ---------------------------------

This prospectus offers Class A, Class B, Class C and Class Y shares in three of PaineWebber's stock funds. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

  On October 6, 2000, the board of trustees for each of the above funds approved the submission to its shareholders of an Agreement and Plan of Reorganization and Termination under which the fund would transfer substantially all of its assets and liabilities to the series indicated below of PaineWebber PACE Select Advisors Trust, another open-end mutual fund (each series may be referred to as a 'PACE fund').


                                    PROPOSED MERGER PARTNER
PaineWebber Growth Fund             PACE Large Company Growth Equity
                                      Investments

PaineWebber Growth and Income Fund  PACE Large Company Value Equity Investments

PaineWebber Mid Cap Fund            PACE Small/Medium Company Growth Equity
                                      Investments



  The same sub-advisers that now manage each fund's investments also manage the investments of the PACE fund proposed as its merger partner. If a fund's shareholders approve its proposed merger, they will receive like shares of the applicable PACE fund in exchange for their fund shares and the fund will cease operations. Each merger is expected to be a tax-free reorganization, which means that a fund's shareholders will not realize any gain or loss on their receipt of PACE fund shares in the merger and neither fund that is a party to the merger will realize any gain or loss. The proxy solicitation materials mailed to each fund's shareholders provide more information about the proposed mergers.


  You may continue to buy, sell and exchange your fund shares as described in this prospectus prior to the shareholder meetings. When you sell or exchange your fund shares, however, you generally will be subject to federal income tax on any gain you realize. If a merger proposal is approved for a fund, the fund expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

--------------------------------------------------------------------------------
                          ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

                                    Contents
                                    THE FUNDS

           ---------------------------------------------------------------------------------------------
What every investor                                                  PaineWebber Growth Fund
should know about                             3                         Investment Objective, Strategies and Risks
the funds                                     4                         Performance
                                              5                         Expenses and Fee Tables
                                                                     PaineWebber Growth and Income Fund
                                              6                         Investment Objective, Strategies and Risks
                                              8                         Performance
                                              9                         Expenses and Fee Tables
                                                                     PaineWebber Mid Cap Fund
                                             10                         Investment Objective, Strategies and Risks
                                             11                         Performance
                                             12                         Expenses and Fee Tables

                                             13                      More About Risks and Investment Strategies

                                       YOUR INVESTMENT
           ---------------------------------------------------------------------------------------------
Information for                              15                      Managing Your Fund Account
managing your fund                                                   -- Flexible Pricing
account                                                              -- Buying Shares
                                                                     -- Selling Shares
                                                                     -- Exchanging Shares
                                                                     -- Pricing and Valuation
                                    ADDITIONAL INFORMATION
           ---------------------------------------------------------------------------------------------
Additional important                         20                      Management
information about                            22                      Dividends and Taxes
the funds                                    24                      Financial Highlights
           ---------------------------------------------------------------------------------------------
Where to learn more                                                  Back Cover
about PaineWebber
mutual funds


                         The funds are not complete or
                         balanced investment programs.
                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                            PaineWebber Growth Fund

                            PaineWebber Growth Fund
                    INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks that are believed to have substantial potential for capital growth.

The fund generally invests in larger capitalization companies but has the flexibility to invest in companies having any market capitalization. Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers and the fund also may invest in bonds. The fund may (but is not required to) use options, futures contracts and other derivatives as part of its investment strategy or to help manage portfolio risk.


The fund's manager, Mitchell Hutchins Asset Management Inc., has appointed Alliance Capital Management L.P. ('Alliance Capital') and State Street Global Advisors ('SSgA') to serve as the fund's sub-advisers. Mitchell Hutchins allocates the fund's assets between the two sub-advisers and has initially allocated approximately 60% of the fund's assets to Alliance Capital and approximately 40% to SSgA. Mitchell Hutchins may change this allocation at any time. The relative values of each sub-adviser's share of the fund's assets also may change over time.


In managing its share of the fund's assets, Alliance Capital follows its 'disciplined growth' strategy and seeks to identify the best combinations of earnings growth and reasonable valuation in selecting stocks for the fund. Alliance Capital ranks each stock in its investment universe based on its analysts' assessments and fundamental research that includes six measures of earnings growth and valuation. The fund normally invests in stocks that rank in the top 30% of this research universe and generally sells stocks that rank in the bottom half.


In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


INDEX STRATEGY RISK -- SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.



TECHNOLOGY SECTOR RISK -- The fund may invest a significant portion of its assets in the stocks of companies in the technology sector. As a result, the fund is more susceptible to risks that are associated with that sector than a fund with a broader range of investments, and the fund's performance will be adversely affected by unfavorable developments in the technology sector.


DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                            PaineWebber Growth Fund

                                 PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, when Mitchell Hutchins managed the fund's assets.


TOTAL RETURN ON CLASS A SHARES

                                  [PERFORMANCE GRAPH]

Calendar Year....   1990     1991      1992      1993      1994      1995      1996      1997      1998      1999
Total Return.....  -7.72%   47.61%     4.15%    19.17%   -10.90%    33.02%    14.11%    17.01%    31.95%    32.43%



Total return January 1, 2000 to September 30, 2000  -- (2.33)%



Best quarter during years shown: 4th quarter, 1998  -- 29.99%



Worst quarter during years shown: 3rd quarter, 1990  -- (19.03)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



CLASS                                                CLASS A    CLASS B*  CLASS C    CLASS Y   S&P 500
(INCEPTION DATE)                                    (3/18/85)   (7/1/91)  (7/2/92)  (8/26/91)   INDEX
----------------                                    ---------   --------  --------  ---------   -----
One Year..........................................    26.46%     26.35%    30.39%    32.86%    21.03%
Five Years........................................    24.27%     24.25%    24.43%    25.78%    28.54%
Ten Years.........................................    16.14%      N/A       N/A       N/A      18.19%
Life of Class.....................................    16.52%     17.73%    18.23%    17.83%      **


---------


*  Assumes conversion of Class B shares to Class A shares after six years.


** Average annual total returns for the S&P 500 Index for the life of each class were as follows:
  Class A -- 18.55%; Class B -- 20.29%; Class C -- 21.24%; Class Y -- 19.74%.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                            PaineWebber Growth Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%     None
Exchange Fee................................................   None       None       None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Management Fees.............................................   0.75%      0.75%      0.75%     0.75%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00      0.00
Other Expenses..............................................   0.16       0.22       0.19      0.11
                                                               ----       ----       ----      ----
Total Annual Fund Operating Expenses........................   1.16%      1.97%      1.94%     0.86%
                                                               ----       ----       ----      ----
                                                               ----       ----       ----      ----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                          ------   -------   -------   --------
Class A.................................................   $563     $802     $1,060     $1,796
Class B (assuming sale of all shares at end of
  period)...............................................    700      918      1,262      1,894
Class B (assuming no sale of shares)....................    200      618      1,062      1,894
Class C (assuming sale of all shares at end of
  period)...............................................    297      609      1,047      2,264
Class C (assuming no sale of shares)....................    197      609      1,047      2,264
Class Y.................................................     88      274        477      1,061


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                        PaineWebber Growth and Income Fund

                       PaineWebber Growth and Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Current income and capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in a combination of securities to obtain both growth and income. To obtain growth, the fund invests in stocks that are believed to have substantial potential for capital growth. To obtain current income, the fund invests in dividend paying stocks and, to a lesser extent, convertible bonds and money market instruments.

The fund generally invests in large capitalization companies. Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers. The fund may (but is not required to) use options, futures contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's manager, Mitchell Hutchins Asset Management Inc., has appointed Institutional Capital Corporation ('ICAP'), Westwood Management Corporation ('Westwood') and State Street Global Advisors ('SSgA') to serve as the fund's sub-advisers. Mitchell Hutchins allocates the fund's assets among the three sub-advisers and has initially allocated approximately 50% of the fund's assets to SSgA and approximately 25% each to ICAP and Westwood. Mitchell Hutchins may change this allocation at any time. The relative value of each sub-adviser's share of the fund's assets also may change over time.


In managing its share of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 20% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

In managing its share of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.


In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at schemes that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

  EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
                        PaineWebber Growth and Income Fund

  fund could lose all of its investment in a company's stock.


  INDEX STRATEGY RISK -- SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.


  DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

  FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Growth and Income Fund

                               PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, when Mitchell Hutchins managed the fund's assets.


TOTAL RETURN ON CLASS A SHARES

                            [PERFORMANCE GRAPH]

Calendar Year...   1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
Total Return....  -1.01%    35.34%     3.90%    -2.59%    -5.87%    33.21%    23.46%    31.86%    17.97%     9.03%




Total return January 1, 2000 to September 30, 2000  --  (4.88)%
Best quarter during years shown: 4th quarter, 1998   --  20.96%
Worst quarter during years shown: 3rd quarter, 1998   --  (13.95)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


CLASS                                                CLASS A     CLASS B*   CLASS C     CLASS Y    S&P 500
(INCEPTION DATE)                                    (12/20/83)   (7/1/91)   (7/2/92)   (2/12/92)    INDEX
----------------                                    ----------   --------   --------   ---------    -----
One Year..........................................     4.12%       3.21%      7.23%      9.31%     21.03%
Five Years........................................    21.64%      21.64%     21.83%     23.10%     28.54%
Ten Years.........................................    13.02%       N/A        N/A        N/A       18.19%
Life of Class.....................................    13.45%      13.78%     13.90%     13.64%         **


---------


 * Assumes conversion of Class B shares to Class A shares after six years.


** Average annual total returns for the S&P 500 Index for the life of each class were as follows:
  Class A -- 18.07%; Class B -- 20.29%; Class C -- 21.24%; Class Y -- 20.20%.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Growth and Income Fund

                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%     None
Exchange Fee................................................   None       None       None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Management Fees.............................................   0.70%      0.70%      0.70%     0.70%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00      0.00
Other Expenses..............................................   0.20       0.25       0.24      0.15
                                                               ----       ----       ----      ----
Total Annual Fund Operating Expenses........................   1.15%      1.95%      1.94%     0.85%
                                                               ----       ----       ----      ----
                                                               ----       ----       ----      ----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                          ------   -------   -------   --------
Class A.................................................   $562     $799     $1,054     $1,785
Class B (assuming sale of all shares at end of
  period)...............................................    698      912      1,252      1,877
Class B (assuming no sale of shares)....................    198      612      1,052      1,877
Class C (assuming sale of all shares at end of
  period)...............................................    297      609      1,047      2,264
Class C (assuming no sale of shares)....................    197      609      1,047      2,264
Class Y.................................................     87      271        471      1,049


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
                            PaineWebber Mid Cap Fund

                            PaineWebber Mid Cap Fund
                INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks of medium capitalization ('mid cap') companies that are believed to have substantial potential for capital growth. The fund considers companies with market capitalizations of between $750 million and $8 billion to be mid cap.

The fund also invests, to a lesser extent, in stocks of larger and smaller companies and in bonds and money market instruments. Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers. The fund may (but is not required to) use options, futures contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's manager, Mitchell Hutchins Asset Management Inc., has appointed Delaware Management Company to serve as the fund's sub-adviser. In deciding which stocks to buy for the fund, Delaware Management Company employs a bottom-up, fundamental analysis to attempt to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the funds are:

 EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


 LIMITED CAPITALIZATION RISK -- Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.



 TECHNOLOGY SECTOR RISK -- The fund may invest a significant portion of its assets in the stocks of companies in the technology sector. As a result, the fund is more susceptible to the risks that are associated with that sector than a fund with a broader range of investments, and the fund's performance may be adversely affected by unfavorable developments in the technology sector.


 FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

 DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
                            PaineWebber Mid Cap Fund

                               PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index of mid-cap companies that is unmanaged and that, therefore, does not include any sales charges or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, when Mitchell Hutchins managed the fund's assets.


TOTAL RETURN ON CLASS A SHARES (1993 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                [PERFORMANCE GRAPH]

Calendar Year...  1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
Total Return....                               16.10%    -1.36%    28.79%    17.87%    15.14%    11.81%    48.37%



Total return January 1, 2000 to September 30, 2000  -- 4.69%



Best quarter during years shown: 4th quarter, 1999  -- 41.92%



Worst quarter during years shown: 3rd quarter, 1998  -- (18.10)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


CLASS                                          CLASS A    CLASS B*  CLASS C    CLASS Y   S&P MIDCAP 400
(INCEPTION DATE)                               (4/7/92)   (4/7/92)  (7/2/92)  (3/17/98)      INDEX
----------------                               --------   --------  --------  ---------      -----
One Year....................................    41.65%     41.96%    46.17%    48.80%        14.72%
Five Years..................................    22.60%     22.54%    22.78%     N/A          23.05%
Life of Class...............................    17.51%     17.45%    19.06%    26.02%          **


---------

 * Assumes conversion of Class B shares to Class A shares after six years.


** Average annual total returns for the S&P MidCap 400 Index for the life of each class were as follows: Class A -- 17.48%; Class B -- 17.48%;
   Class C -- 18.62%; Class Y -- 12.60%.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
                            PaineWebber Mid Cap Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%     None
Exchange Fee................................................   None       None       None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Management Fees.............................................   1.00%      1.00%      1.00%     1.00%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00      0.00
Other Expenses..............................................   0.25       0.29       0.26      0.24
                                                               ----       ----       ----      ----
Total Annual Fund Operating Expenses........................   1.50%      2.29%      2.26%     1.24%
                                                               ----       ----       ----      ----
                                                               ----       ----       ----      ----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A................................................   $596    $  903    $1,232     $2,160
Class B (assuming sale of all shares at end of
  period)..............................................    732     1,015     1,425      2,246
Class B (assuming no sale of shares)...................    232       715     1,225      2,246
Class C (assuming sale of all shares at end of
  period)..............................................    329       706     1,210      2,595
Class C (assuming no sale of shares)...................    229       706     1,210      2,595
Class Y................................................    126       393       681      1,500


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

                               MORE ABOUT RISKS
                         AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS


The main risks of investing in one or more of the funds are described below. Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.


DERIVATIVES RISK. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or 'hedge' the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.


FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.


INDEX STRATEGY RISK. SSgA's proprietary strategies may not result in the portion of fund assets it manages for Growth Fund and Growth and Income Fund outperforming the total return of the designated index, and these assets may underperform the index. Its performance also may deviate from that of the index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by the fund.


LIMITED CAPITALIZATION RISK. Securities of mid cap companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid cap companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid cap companies may be less liquid and more volatile than securities of larger companies or the market averages in general. In general, all of these risks are greater for small capitalization companies than for mid cap companies. In addition, small capitalization companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.


ADDITIONAL RISKS

CREDIT AND INTEREST RATE RISKS. Each fund is authorized to invest in bonds and other income-producing securities. These securities are subject to credit risk and interest rate risk.


Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade (commonly known as 'junk bonds') involve high credit risk and are considered speculative. Lower quality bonds may fluctuate in value more than higher quality bonds and, during periods of market


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

volatility, may be more difficult to sell at the time and price a fund desires.

The value of bonds can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

ADDITIONAL INVESTMENT STRATEGIES


DEFENSIVE POSITIONS; CASH RESERVES. In order to protect itself from adverse market conditions, a fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, if a fund's board appoints a new sub-adviser to manage all or a portion of the fund's investments, the fund may increase its cash reserves to facilitate the transition to the investment style and strategies of the new sub-adviser. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving a fund's investment objective. Each of the funds may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or, except in the case of Growth Fund, as part of its ordinary investment strategy.


PORTFOLIO TURNOVER. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).


Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered 'short-term' for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term gains than they would pay on distributions that represent long-term gains. Frequent trading also may result in higher fund expenses due to transaction costs.



The funds do not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's distributions may have on shareholders. After assuming responsibility for managing the funds' assets on October 10, 2000, the new sub-advisers started realigning their funds' portfolios to reflect their proprietary investment strategies. That realignment, which is still ongoing, has resulted in higher portfolio turnover than normal for each fund. Each fund also has realized greater long-term capital gains for tax purposes than normal, a significant portion of which the fund must distribute to its shareholders as a taxable distribution in 2001.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

                            MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

FLEXIBLE PRICING

The funds offer four classes of shares -- Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.


Each fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.


CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each fund are described in the following table.

CLASS A SALES CHARGES


                                               SALES CHARGE AS A PERCENTAGE OF:     REALLOWANCE TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                         OFFERING PRICE   NET AMOUNT INVESTED      PERCENTAGE OF OFFERING PRICE
--------------------                         --------------   -------------------   ----------------------------------
Less than $50,000..........................       4.50%               4.71%                        4.25%
$50,000 to $99,999.........................       4.00                4.17                         3.75
$100,000 to $249,999.......................       3.50                3.63                         3.25
$250,000 to $499,999.......................       2.50                2.56                         2.25
$500,000 to $999,999.......................       1.75                1.78                         1.50
$1,000,000 and over(1).....................       None                None                         1.00(2)



(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.



(2) Mitchell Hutchins pays 1% to the dealer.


SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

  your spouse, parents or children under age 21;

  your Individual Retirement Accounts (IRAs);

  certain employee benefit plans, including 401(k) plans;

  a company that you control;

  a trust that you created;

  Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

  accounts with the same adviser.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

You may qualify for a complete waiver of the sales charge if you:

 Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

 Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC; and
   --  you were the Financial Advisor's client at the competing brokerage firm;

   -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

   -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

 Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

 Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

 Are a participant in the PaineWebber Members Only'sm' Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

 Acquire these shares through a PaineWebber InsightOne'sm' Program brokerage account.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                            PERCENTAGE BY WHICH THE
       IF YOU SELL             SHARES' NET ASSET
      SHARES WITHIN:         VALUE IS MULTIPLIED:
      --------------         --------------------
1st year since purchase...             5%
2nd year since purchase...             4
3rd year since purchase...             3
4th year since purchase...             2
5th year since purchase...             2
6th year since purchase...             1
7th year since purchase...      None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

 First, Class B shares representing reinvested dividends, and

 Second, Class B shares that you have owned the longest.

 SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

 You participate in the Systematic Withdrawal Plan;

 You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

 You receive a tax-free return of an excess IRA contribution;

 You receive a tax-qualified retirement plan distribution following retirement;


 The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship;



 The shares are held in trust and the death of the trustee requires liquidation of the trust; or



 The shares are sold in connection with a transfer from an existing PaineWebber mutual fund


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund


 SIMPLE IRA plan to another fund group's SIMPLE IRA plan.


CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.


SALES CHARGE WAIVERS. You may qualify for a waiver of deferred sales charge on a sale of shares if:



 You are a 401(k) or 403(b) qualified employee benefit plan with less than 100 eligible employees or less than $1 million in assets; or



 The shares are sold in connection with a transfer from an existing PaineWebber mutual funds SIMPLE IRA plan to another fund group's SIMPLE IRA plan.


NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sale charge waivers described above, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

 Buy shares through PaineWebber's PACE'sm' Multi Advisor Program;

 Buy $10 million or more of PaineWebber fund shares at any one time;

 Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

 Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the funds' transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

If you wish to invest in other PaineWebber funds, you can do so by:

 Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

 Mailing an application with a check; or

 Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                          ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

The funds and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account...............  $1,000

To add to an account.............  $  100

Each fund may waive or reduce these amounts for:

 Employees of PaineWebber or its affiliates; or

 Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

FREQUENT TRADING. The interests of a fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing'. When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on a fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. A fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

 Your name and address;

 The fund's name;

 The fund account number;

 The dollar amount or number of shares you want to sell; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not a part of these programs.

Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of each fund for shares of the same class of

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                             ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:

 Your name and address;

 The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

 Your account number;

 How much you are exchanging (by dollar amount or by number of shares to be sold); and

 A guarantee of your signature. (See 'Selling Shares' for information on obtaining a signature guarantee.)

Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. Each fund calculates net asset value on days that the New York Stock Exchange is open. Each fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

                               MANAGEMENT
--------------------------------------------------------------------------------

MANAGER


Mitchell Hutchins Asset Management Inc. is the manager and administrator of each fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On November 30, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $59.5 billion.


Mitchell Hutchins, with the approval of each fund's board, has selected investment sub-advisers for the funds and reviews the performance of those sub-advisers.

SUB-ADVISERS AND PORTFOLIO MANAGERS


GROWTH FUND. Alliance Capital Management L.P. ('Alliance Capital') and State Street Global Advisors ('SSgA') serve as sub-advisers for this fund. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105. It is a leading international investment manager supervising client accounts with assets as of September 30, 2000 of approximately $388 billion.


Jane Mack Gould is primarily responsible for the day-to-day portfolio management of the fund's assets allocated to Alliance Capital and has held her fund responsibilities since October 10, 2000. Ms. Gould is a senior vice president and portfolio manager and has been with Alliance Capital since 1971.


SSgA is located at Two International Place, Boston, Massachusetts 02110, and is the investment management division of State Street Bank and Trust Company. As of September 30, 2000, SSgA had approximately $741 billion under management. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA has held its fund responsibilities since October 10, 2000.


GROWTH AND INCOME FUND. Institutional Capital Corporation ('ICAP'), Westwood Management Corporation ('Westwood') and State Street Global Advisors ('SSgA') serve as sub-advisers for this fund. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2000, ICAP had approximately $14.4 billion in assets under management. ICAP uses a team approach in the day-to-day management of its share of the fund's assets. ICAP has held its fund responsibilities since October 10, 2000.

Westwood is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2000, Westwood had approximately $3.2 billion in assets under management.
Susan M. Byrne, president of Westwood since 1983, is primarily responsible for the day-to-day management of Westwood's share of the fund's assets. Ms. Byrne has held her fund responsibilities since October 10, 2000.


SSgA is located at Two International Place, Boston, Massachusetts 02110, and is the investment management division of State Street Bank and Trust Company. As of September 30, 2000, SSgA had approximately $741 billion under management. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA has held its fund responsibilities since October 10, 2000.



MID CAP FUND. Delaware Management Company serves as sub-adviser for this fund. Delaware Management Company is located at One Commerce Square, Philadelphia, PA 19103. Delaware Management Company and its predecessors have been managing funds for affiliated organizations in the financial services industry since 1938. As of September 30, 2000, Delaware Management Company and its affiliates had over $80 billion in assets under management.


Gerald S. Frey is primarily responsible for the fund's day-to-day portfolio management and has held his fund responsibilities since October 10, 2000.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

Mr. Frey is a vice president of Delaware Management Company. Prior to joining the group of companies of which Delaware Management Company is a part in 1996, Mr. Frey was a senior director with Morgan Grenfell Capital Management, Incorporated in New York. He has 18 years of experience in the money management business.

In making investment decisions for the fund, Mr. Frey regularly consults with other members of the Delaware Management Company team: John A. Heffern, Marshall T. Bassett, Jeffrey Hynoski, Steven Lampe, Lori F. Wachs and Frank Houghton. All team members have held their fund responsibilities since October 10, 2000.

Mr. Heffern joined Delaware Management Company in 1997 and serves as a vice president. Previously, he was a senior vice president, equity research at NatWest Security Corporation's Specialty Financial Services unit. Prior to that, he was a principal and senior regional bank analyst at Alex. Brown & Sons.

Mr. Bassett joined Delaware Management Company in 1997 and serves as a vice president. Previously, he was employed by Morgan Stanley Asset Management's Emerging Growth Group, most recently as a vice president, where he analyzed small growth companies. Prior to that, he was trust officer at Sovran Bank and Trust Company.


Mr. Hynoski joined Delaware Management Company in 1998 and serves as a vice president. Previously, he held the position of vice president with Bessemer Trust since 1993. Prior to that, he served as an analyst for Lord Abbett and Cowen Asset Management. Prior to that, he held a manager position with Price Waterhouse servicing the financial services industry.


Mr. Lampe joined Delaware Management Company in 1995 and serves as a vice president. Prior to that, he held a manager position with Price Waterhouse servicing the financial services industry.

Ms. Wachs joined Delaware Management Company in 1992 and serves as an assistant vice president. Previously, she was an equity analyst at Goldman Sachs & Company for two years.


Mr. Houghton joined Delaware Management Company in March 2000 and serves as a vice president. Previously, he was a vice president and a portfolio manager with Lynch & Mayer, a Delaware affiliate, since 1990.


ADVISORY FEES


The funds paid fees to Mitchell Hutchins for advisory and administrative services during the last fiscal year at the following rate of average daily net assets:


Growth Fund....................  0.75%
Growth and Income Fund.........  0.70%
Mid Cap Fund...................  1.00%

OTHER INFORMATION

The funds have received an exemptive order from the SEC that permits their boards to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. A fund's shareholders must approve this policy before its board may implement it. As of the date of this prospectus, the shareholders of the funds have not been asked to do so.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Growth and Income Fund normally pays semi-annual dividends and distributes any gains annually. The other funds normally declare and pay dividends and distribute any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B shares and Class C are expected to have the lowest dividends of any class of a fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from a fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange any fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Growth and Income Fund expects that its dividends will include both ordinary income and capital gain distributions. The other funds expect that their dividends will be comprised primarily of capital gain distributions. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. Your fund will tell you annually how you should treat its dividends for tax purposes.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                          ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                               ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Shorter periods are shown for classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose reports, along with the funds' financial statements, are included in the funds' Annual Reports to Shareholders. Annual Reports may be obtained without charge by calling 1-800-647-1568.

PAINEWEBBER GROWTH FUND

                                                             CLASS A
                                       ----------------------------------------------------
                                                  FOR THE YEARS ENDED AUGUST 31,
                                       ----------------------------------------------------
                                         2000       1999       1998       1997       1996
                                         ----       ----       ----       ----       ----
Net asset value, beginning of year...  $  26.85   $  20.08   $  25.94   $  24.37   $  22.27
                                       --------   --------   --------   --------   --------
Net investment income (loss).........     (0.08)     (0.10)     (0.09)     (0.08)@    (0.12)
Net realized and unrealized gains
 from investments....................      8.99       8.88       1.01       3.76 @     4.06
                                       --------   --------   --------   --------   --------
Total increase from investment
 operations..........................      8.91       8.78       0.92       3.68       3.94
                                       --------   --------   --------   --------   --------
Distributions from net realized gains
 from investment transactions........     (1.94)     (2.01)     (6.78)     (2.11)     (1.84)
                                       --------   --------   --------   --------   --------
Net asset value, end of year.........  $  33.82   $  26.85   $  20.08   $  25.94   $  24.37
                                       --------   --------   --------   --------   --------
                                       --------   --------   --------   --------   --------
Total investment return(1)...........     34.04%     44.97%      3.37%     15.85%     18.43%
                                       --------   --------   --------   --------   --------
                                       --------   --------   --------   --------   --------
Ratios/Supplemental data:
Net assets, end of year (000's)......  $448,960   $295,906   $202,253   $201,725   $203,882
Expenses to average net assets, net
 of waivers from adviser.............      1.15%      1.15%      1.19%      1.27%      1.28%
Expenses to average net assets,
 before fee waivers from adviser.....      1.16%      1.15%      1.19%      1.27%      1.28%
Net investment (loss) to average net
 assets, net of waivers from
 adviser.............................     (0.27)%    (0.41)%    (0.39)%    (0.32)%    (0.49)%
Net investment loss to average net
 assets before fee waivers from
 adviser.............................     (0.28)%    (0.41)%    (0.39)%    (0.32)%    (0.49)%
Portfolio turnover...................        23%        38%        52%        86%        60%

                                                            CLASS B
                                       --------------------------------------------------
                                                 FOR THE YEARS ENDED AUGUST 31,
                                       --------------------------------------------------
                                        2000      1999       1998       1997       1996
                                        ----      ----       ----       ----       ----
Net asset value, beginning of year...  $ 24.26   $ 18.44   $  24.51   $  23.30   $  21.53
                                       -------   -------   --------   --------   --------
Net investment income (loss).........    (0.31)    (0.30)     (0.30)     (0.26)@    (0.39)
Net realized and unrealized gains
 from investments....................     8.09      8.13       1.01       3.58 @     4.00
                                       -------   -------   --------   --------   --------
Total increase from investment
 operations..........................     7.78      7.83       0.71       3.32       3.61
                                       -------   -------   --------   --------   --------
Distributions from net realized gains
 from investment transactions........    (1.94)    (2.01)     (6.78)     (2.11)     (1.84)
                                       -------   -------   --------   --------   --------
Net asset value, end of year.........  $ 30.10   $ 24.26   $  18.44   $  24.51   $  23.30
                                       -------   -------   --------   --------   --------
                                       -------   -------   --------   --------   --------
Total investment return(1)...........    32.96%    43.75%      2.55%     14.98%     17.48%
                                       -------   -------   --------   --------   --------
                                       -------   -------   --------   --------   --------
Ratios/Supplemental data:
Net assets, end of year (000's)......  $72,769   $85,576   $ 74,094   $115,529   $140,551
Expenses to average net assets, net
 of waivers from adviser.............     1.96%     1.96%      1.99%      2.06%      2.06%
Expenses to average net assets,
 before fee waivers from adviser.....     1.97%     1.96%      1.99%      2.06%      2.06%
Net investment (loss) to average net
 assets, net of waivers from
 adviser.............................    (1.08)%   (1.22)%    (1.18)%    (1.12)%    (1.27)%
Net investment loss to average net
 assets before fee waivers from
 adviser.............................    (1.09)%   (1.22)%    (1.18)%    (1.12)%    (1.27)%
Portfolio turnover...................       23%       38%        52%        86%        60%


---------

 @ Calculated using the average shares outstanding for the year.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------

PAINEWEBBER GROWTH FUND


                            CLASS C                                                  CLASS Y
    -------------------------------------------------------      -----------------------------------------------
                FOR THE YEARS ENDED AUGUST 31,                           FOR THE YEARS ENDED AUGUST 31,
    -------------------------------------------------------      -----------------------------------------------
     2000        1999        1998        1997        1996         2000      1999      1998      1997      1996
     ----        ----        ----        ----        ----         ----      ----      ----      ----      ----
    $ 24.56     $ 18.65     $ 24.71     $ 23.48     $ 21.68      $ 27.79   $ 20.67   $ 26.46   $ 24.74   $ 22.53
    -------     -------     -------     -------     -------      -------   -------   -------   -------   -------
      (0.28)      (0.26)      (0.27)      (0.27)'D'   (0.34)        0.01     (0.03)    (0.03)    (0.01)'D' (0.02)

       8.17        8.18        0.99        3.61 'D'    3.98         9.35      9.16      1.02      3.84 'D'  4.07
    -------     -------     -------     -------     -------      -------   -------   -------   -------   -------
       7.89        7.92        0.72        3.34        3.64         9.36      9.13      0.99      3.83      4.05
    -------     -------     -------     -------     -------      -------   -------   -------   -------   -------

      (1.94)      (2.01)      (6.78)      (2.11)      (1.84)       (1.94)    (2.01)    (6.78)    (2.11)    (1.84)
    -------     -------     -------     -------     -------      -------   -------   -------   -------   -------
    $ 30.51     $ 24.56     $ 18.65     $ 24.71     $ 23.48      $ 35.21   $ 27.79   $ 20.67   $ 26.46   $ 24.74
    -------     -------     -------     -------     -------      -------   -------   -------   -------   -------
    -------     -------     -------     -------     -------      -------   -------   -------   -------   -------
      33.01%      43.74%       2.59%      14.95%      17.50%       34.52%    45.40%     3.61%    16.24%    18.72%
    -------     -------     -------     -------     -------      -------   -------   -------   -------   -------
    -------     -------     -------     -------     -------      -------   -------   -------   -------   -------
    $52,716     $35,793     $21,714     $24,760     $29,923      $45,247   $33,383   $21,440   $20,281   $21,409

       1.93%       1.94%       1.99%       2.07%       2.07%        0.85%     0.86%     0.91%     1.00%     1.02%

       1.94%       1.94%       1.99%       2.07%       2.07%        0.86%     0.86%     0.91%     1.00%     1.02%

      (1.05)%     (1.20)%     (1.19)%     (1.13)%     (1.28)%       0.03%    (0.12)%   (0.12)%   (0.05)%   (0.23)%

      (1.06)%     (1.20)%     (1.19)%     (1.13)%     (1.28)%       0.02%    (0.12)%   (0.12)%   (0.05)%   (0.23)%
         23%         38%         52%         86%         60%          23%       38%       52%       86%       60%


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PAINEWEBBER GROWTH AND INCOME FUND

                                                            CLASS A
                                      ----------------------------------------------------
                                                 FOR THE YEARS ENDED AUGUST 31,
                                      ----------------------------------------------------
                                        2000       1999       1998       1997       1996
                                        ----       ----       ----       ----       ----
Net asset value, beginning of
 year...............................  $  32.07   $  26.92   $  30.60   $  24.35   $  22.52
                                      --------   --------   --------   --------   --------
Net investment income (loss)........      0.14@      0.13       0.19       0.23       0.22
Net realized and unrealized gains
 (losses) from investments..........      3.67@      6.88      (0.99)      9.29       3.46
                                      --------   --------   --------   --------   --------
Total increase (decrease) from
 investment operations..............      3.81       7.01      (0.80)      9.52       3.68
                                      --------   --------   --------   --------   --------
Dividends from net investment
 income.............................     (0.06)     (0.08)     (0.21)     (0.25)     (0.34)
Distributions from net realized
 gains from investment
 transactions.......................     (1.27)     (1.78)     (2.67)     (3.02)     (1.51)
                                      --------   --------   --------   --------   --------
Total dividends and distributions to
 shareholders.......................     (1.33)     (1.86)     (2.88)     (3.27)     (1.85)
                                      --------   --------   --------   --------   --------
Net asset value, end of year........  $  34.55   $  32.07   $  26.92   $  30.60   $  24.35
                                      --------   --------   --------   --------   --------
                                      --------   --------   --------   --------   --------
Total investment return(1)..........     12.15%     26.48%     (3.51)%    42.42%     17.40%
                                      --------   --------   --------   --------   --------
                                      --------   --------   --------   --------   --------
Ratios/Supplemental data:
Net assets, end of year (000's).....  $760,386   $844,415   $670,606   $441,699   $276,016
Expenses to average net assets......      1.15%      1.08%      1.07%      1.15%      1.20%(2)
Net investment income (loss) to
 average net assets.................      0.43%      0.41%      0.71%      0.88%      0.98%(2)
Portfolio turnover..................        50%        57%        62%        70%       112%

                                                            CLASS B
                                      ----------------------------------------------------
                                                 FOR THE YEARS ENDED AUGUST 31,
                                      ----------------------------------------------------
                                        2000       1999       1998       1997       1996
                                        ----       ----       ----       ----       ----
Net asset value, beginning of
 year...............................  $  31.72   $  26.77   $  30.46   $  24.26   $  22.37
                                      --------   --------   --------   --------   --------
Net investment income (loss)........     (0.12)@    (0.15)     (0.02)      0.04       0.04
Net realized and unrealized gains
 (losses) from investments..........      3.62@      6.88      (1.02)      9.23       3.45
                                      --------   --------   --------   --------   --------
Total increase (decrease) from
 investment operations..............      3.50       6.73      (1.04)      9.27       3.49
                                      --------   --------   --------   --------   --------
Dividends from net investment
 income.............................     --         --         --         (0.05)     (0.09)
Distributions from net realized
 gains from investment
 transactions.......................     (1.27)     (1.78)     (2.65)     (3.02)     (1.51)
                                      --------   --------   --------   --------   --------
Total dividends and distributions to
 shareholders.......................     (1.27)     (1.78)     (2.65)     (3.07)     (1.60)
                                      --------   --------   --------   --------   --------
Net asset value, end of year........  $  33.95   $  31.72   $  26.77   $  30.46   $  24.26
                                      --------   --------   --------   --------   --------
                                      --------   --------   --------   --------   --------
Total investment return(1)..........     11.27%     25.51%     (4.28)%    41.33%     16.49%
                                      --------   --------   --------   --------   --------
                                      --------   --------   --------   --------   --------
Ratios/Supplemental data:
Net assets, end of year (000's).....  $223,416   $306,557   $353,150   $376,840   $277,753
Expenses to average net assets......      1.95%      1.86%      1.87%      1.93%      1.99%(2)
Net investment income (loss) to
 average net assets.................     (0.39)%    (0.37)%    (0.08)%     0.11%      0.17%(2)
Portfolio turnover..................        50%        57%        62%        70%       112%


---------


  @ Calculated using the average shares outstanding for the year.



(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included.


(2) These ratios include non-recurring acquisition expenses of 0.04%.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------

PAINEWEBBER GROWTH AND INCOME FUND


                          CLASS C                                               CLASS Y
     --------------------------------------------------     -----------------------------------------------
               FOR THE YEARS ENDED AUGUST 31,                       FOR THE YEARS ENDED AUGUST 31,
     --------------------------------------------------     -----------------------------------------------
       2000       1999       1998      1997      1996        2000      1999      1998      1997      1996
       ----       ----       ----      ----      ----        ----      ----      ----      ----      ----
     $  31.78   $  26.82   $  30.53   $ 24.33   $ 22.43     $ 32.12   $ 26.92   $ 30.59   $ 24.35   $ 22.54
     --------   --------   --------   -------   -------     -------   -------   -------   -------   -------
        (0.12)@    (0.12)      0.01      0.05      0.05        0.24@     0.24      0.30      0.32      0.30
         3.63@      6.86      (1.03)     9.24      3.46        3.68@     6.86     (1.02)     9.26      3.45
     --------   --------   --------   -------   -------     -------   -------   -------   -------   -------
         3.51       6.74      (1.02)     9.29      3.51        3.92      7.10     (0.72)     9.58      3.75
     --------   --------   --------   -------   -------     -------   -------   -------   -------   -------
        --         --         (0.02)    (0.07)    (0.10)      (0.11)    (0.12)    (0.28)    (0.32)    (0.43)
        (1.27)     (1.78)     (2.67)    (3.02)    (1.51)      (1.27)    (1.78)    (2.67)    (3.02)    (1.51)
     --------   --------   --------   -------   -------     -------   -------   -------   -------   -------
        (1.27)     (1.78)     (2.69)    (3.09)    (1.61)      (1.38)    (1.90)    (2.95)    (3.34)    (1.94)
     --------   --------   --------   -------   -------     -------   -------   -------   -------   -------
     $  34.02   $  31.78   $  26.82   $ 30.53   $ 24.33     $ 34.66   $ 32.12   $ 26.92   $ 30.59   $ 24.35
     --------   --------   --------   -------   -------     -------   -------   -------   -------   -------
     --------   --------   --------   -------   -------     -------   -------   -------   -------   -------
        11.28%     25.49%     (4.23)%   41.30%    16.52%      12.48%    26.82%    (3.24)%   42.74%    17.77%
     --------   --------   --------   -------   -------     -------   -------   -------   -------   -------
     --------   --------   --------   -------   -------     -------   -------   -------   -------   -------
     $130,866   $165,948   $149,458   $84,922   $43,148     $47,946   $65,104   $65,518   $46,745   $22,942
         1.94%      1.85%      1.85%     1.92%     1.99%(2)    0.85%     0.79%     0.80%     0.88%     0.92%(2)
        (0.37)%    (0.36)%    (0.07)%    0.10%     0.18%(2)    0.71%     0.70%     0.99%     1.14%     1.26%(2)
           50%        57%        62%       70%      112%         50%       57%       62%       70%      112%


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PAINEWEBBER MID CAP FUND

                                                       CLASS A                                             CLASS B
                          ------------------------------------------------------------------    ------------------------------
                                                 FOR THE                                                             FOR THE
                                                   FIVE                                                                FIVE
                             FOR THE YEARS        MONTHS                                          FOR THE YEARS       MONTHS
                           ENDED AUGUST 31,       ENDED       FOR THE YEARS ENDED MARCH 31,     ENDED AUGUST 31,      ENDED
                          -------------------   AUGUST 31,   -------------------------------    -----------------   AUGUST 31,
                            2000       1999       1998#        1998        1997       1996       2000      1999       1998#
                          --------   --------     -----        ----        ----       ----      -------   -------     -----
Net asset value,
 beginning of period....  $  10.67   $   7.97    $ 15.00     $  13.44    $ 15.61    $ 12.81     $ 10.59   $  7.99    $ 15.07
                          --------   --------    -------     --------    -------    -------     -------   -------    -------
Net investment loss.....     (0.12)     (0.07)     (0.03)       (0.13)     (0.17)     (0.16)      (0.25)    (0.27)     (0.07)
Net realized unrealized
 gains (losses) from
 investments............      7.21       3.43      (3.15)        5.15       0.32       3.71        7.15      3.53      (3.16)
                          --------   --------    -------     --------    -------    -------     -------   -------    -------
Net increase (decrease)
 from investment
 operations.............      7.09       3.36      (3.18)        5.02       0.15       3.55        6.90      3.26      (3.23)
                          --------   --------    -------     --------    -------    -------     -------   -------    -------
Distributions from net
 realized gains from
 investments............     (0.93)     (0.66)     (3.85)       (3.46)     (2.32)     (0.75)      (0.93)    (0.66)     (3.85)
                          --------   --------    -------     --------    -------    -------     -------   -------    -------
Net asset value, end of
 period.................  $  16.83   $  10.67    $  7.97     $  15.00    $ 13.44    $ 15.61     $ 16.56   $ 10.59    $  7.99
                          --------   --------    -------     --------    -------    -------     -------   -------    -------
                          --------   --------    -------     --------    -------    -------     -------   -------    -------
Total investment
 return(1)..............     69.33%     43.38%    (27.31)%      41.50%     (0.21)%    28.16%      68.00%    41.95%    (27.54)%
                          --------   --------    -------     --------    -------    -------     -------   -------    -------
                          --------   --------    -------     --------    -------    -------     -------   -------    -------

Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $184,433   $113,126    $90,650     $101,698    $76,909    $76,558     $35,136   $28,077    $54,978
Expenses to average net
 assets, net of waivers
 from adviser...........      1.49%      1.60%      1.48%*       1.51%      1.60%      1.58%       2.28%     2.55%      2.32%*
Expenses to average net
 assets, before fee
 waivers from adviser...      1.50%      1.60%      1.48%        1.51%      1.60%      1.58%       2.29%     2.55%      2.32%
Net investment loss to
 average net assets, net
 of waivers from
 adviser................     (0.87)%    (0.64)%    (0.61)%*     (1.16)%    (1.20)%    (1.11)%     (1.66)%   (1.61)%    (1.48)%*
Net investment loss to
 average net assets
 before fee waiver from
 adviser................     (0.88)%    (0.64)%    (0.61)%      (1.16)%    (1.20)%    (1.11)%     (1.67)%   (1.61)%    (1.48)%
Portfolio turnover......        71%        79%        80%          64%        56%        57%         71%       79%        80%

                                     CLASS B
                          ------------------------------

                          FOR THE YEARS ENDED MARCH 31,
                          ------------------------------
                            1998       1997       1996
                            ----       ----       ----
Net asset value,
 beginning of period....  $  13.59   $  15.88   $  13.11
                          --------   --------   --------
Net investment loss.....     (0.31)     (0.31)     (0.29)
Net realized unrealized
 gains (losses) from
 investments............      5.25       0.34       3.81
                          --------   --------   --------
Net increase (decrease)
 from investment
 operations.............      4.94       0.03       3.52
                          --------   --------   --------
Distributions from net
 realized gains from
 investments............     (3.46)     (2.32)     (0.75)
                          --------   --------   --------
Net asset value, end of
 period.................  $  15.07   $  13.59   $  15.88
                          --------   --------   --------
                          --------   --------   --------
Total investment
 return(1)..............     40.39%     (0.99)%    27.28%
                          --------   --------   --------
                          --------   --------   --------
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $143,058   $134,495   $157,021
Expenses to average net
 assets, net of waivers
 from adviser...........      2.28%      2.36%      2.34%
Expenses to average net
 assets, before fee
 waivers from adviser...      2.28%      2.36%      2.34%
Net investment loss to
 average net assets, net
 of waivers from
 adviser................     (1.92)%    (1.95)%    (1.87)%
Net investment loss to
 average net assets
 before fee waiver from
 adviser................     (1.92)%    (1.95)%    (1.87)%
Portfolio turnover......        64%        56%        57%


---------

 *  Annualized.

 # Effective May 1, 1998, Mitchell Hutchins took over day-to-day management of the Fund's assets.

'D' Commencement of issuance of shares.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 28

--------------------------------------------------------------------------------

PAINEWEBBER MID CAP FUND


                                 CLASS C                                                 CLASS Y
     ---------------------------------------------------------------   -------------------------------------------
                          FOR THE                                                           FOR THE      FOR THE
                            FIVE                                                              FIVE        PERIOD
       FOR THE YEARS       MONTHS                                        FOR THE YEARS       MONTHS     MARCH 17,
     ENDED AUGUST 31,      ENDED      FOR THE YEARS ENDED MARCH 31,    ENDED AUGUST 31,      ENDED      1998'D' TO
     -----------------   AUGUST 31,   ------------------------------   -----------------   AUGUST 31,   MARCH 31,
      2000      1999       1998#        1998       1997       1996      2000      1999       1998#         1998
     -------   -------     -----        ----       ----       ----     -------   -------     -----         ----
     $  9.57   $  7.26    $ 14.07     $ 12.87    $ 15.14    $ 12.54    $10.70    $ 7.97      $15.00       $14.90
     -------   -------    -------     -------    -------    -------    ------    ------      ------       ------
       (0.20)    (0.15)     (0.06)      (0.26)     (0.29)     (0.27)    (0.07)    (0.02)      (0.01)       --
        6.42      3.12      (2.90)       4.92       0.34       3.62      7.22      3.41       (3.17)        0.10
     -------   -------    -------     -------    -------    -------    ------    ------      ------       ------
        6.22      2.97      (2.96)       4.66       0.05       3.35      7.15      3.39       (3.18)        0.10
     -------   -------    -------     -------    -------    -------    ------    ------      ------       ------
       (0.93)    (0.66)     (3.85)      (3.46)     (2.32)     (0.75)    (0.93)    (0.66)      (3.85)       --
     -------   -------    -------     -------    -------    -------    ------    ------      ------       ------
     $ 14.86   $  9.57    $  7.26     $ 14.07    $ 12.87    $ 15.14    $16.92    $10.70      $ 7.97       $15.00
     -------   -------    -------     -------    -------    -------    ------    ------      ------       ------
     -------   -------    -------     -------    -------    -------    ------    ------      ------       ------
       68.14%    42.17%    (27.58)%     40.46%     (0.91)%    27.16%    69.72%    43.77%     (27.31)%       0.67%
     -------   -------    -------     -------    -------    -------    ------    ------      ------       ------
     -------   -------    -------     -------    -------    -------    ------    ------      ------       ------

     $27,561   $16,594    $16,875     $27,814    $24,810    $27,601    $  746    $  290      $   65       $   35
        2.25%     2.43%      2.28%*      2.29%      2.37%      2.36%     1.23%     1.36%       1.23%*       1.22%*
        2.26%     2.43%      2.28%*      2.29%      2.37%      2.36%     1.24%     1.36%       1.23%        1.22%*
       (1.63)%   (1.47)%    (1.42)%*    (1.94)%    (1.97)%    (1.89)%   (0.60)%   (0.36)%     (0.29)%*      0.00%*
       (1.64)%   (1.47)%    (1.42)%*    (1.94)%    (1.97)%    (1.89)%   (0.61)%   (0.36)%     (0.29)%*      0.00%*
          71%       79%        80%         64%        56%        57%       71%       79%         80%          64%


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 29

--------------------------------------------------------------------------------
                           ------------------------
PaineWebber Growth Fund                                 PaineWebber Mid Cap Fund
                       PaineWebber Growth and Income Fund


TICKER SYMBOL:          Growth Fund Class:  A:   PGRAX        Growth and Income Fund Class:  A:   PDGAX
                                            B:   PGRBX                                       B:   PDGBX
                                            C:   PGRDX                                       C:   PWDDX
                                            Y:   PGRYX                                       Y:   PWGYX

                       Mid Cap Fund Class:  A:   PWCAX
                                            B:   PWCBX
                                            C:   PWCDX
                                            Y:   None


If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647-1568.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the funds:

  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

  Free, from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov


PaineWebber Olympus Fund
-- PaineWebber Growth Fund
Investment Company Act File No. 811-4180

PaineWebber America Fund
-- PaineWebber Growth and Income Fund
Investment Company Act File No. 811-3502

PaineWebber Managed Assets Trust
-- PaineWebber Mid Cap Fund
Investment Company Act File No. 811-6376

'c'2000 PaineWebber Incorporated. All rights reserved.

                                  ------------
--------------------------------------------------------------------------------

                            PAINEWEBBER GROWTH FUND
                       PAINEWEBBER GROWTH AND INCOME FUND
                            PAINEWEBBER MID CAP FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

    The three funds named above are diversified series of professionally managed, open-end management investment companies organized as Massachusetts business trusts (each a 'Trust'). PaineWebber Growth Fund is a series of PaineWebber Olympus Fund. PaineWebber Growth and Income Fund is a series of PaineWebber America Fund. PaineWebber Mid Cap Fund is a series of PaineWebber Managed Assets Trust.

    Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned asset management subsidiary of PaineWebber Incorporated ('PaineWebber') serves as the manager and administrator for each fund. As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares. Mitchell Hutchins has appointed unaffiliated investment advisers (each a 'sub-adviser') to serve as sub-advisers for each fund's investments.

    Portions of each fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Reports accompany this SAI. You may obtain an additional copy of a fund's Annual Report without charge by calling toll-free 1-800-647-1568.

    This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated December 31, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated December 31, 2000.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Funds and Their Investment Policies.....................    2
The Funds' Investments, Related Risks and Limitations.......    3
Strategies Using Derivative Instruments.....................   11
Organization of Trusts; Trustees and Officers; Principal
  Holders and Management Ownership of Securities............   19
Investment Management, Administration and Distribution
  Arrangements..............................................   26
Portfolio Transactions......................................   33
Reduced Sales Charges, Additional Exchange and Redemption
  Information and Other Services............................   35
Conversion of Class B Shares................................   40
Valuation of Shares.........................................   41
Performance Information.....................................   41
Taxes.......................................................   45
Other Information...........................................   48
Financial Statements........................................   49
Appendix....................................................  A-1

                    THE FUNDS AND THEIR INVESTMENT POLICIES

    No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.


    The investment objective of GROWTH FUND is long-term capital appreciation. The fund generally invests in common stocks of larger capitalization companies that are believed to have substantial potential for capital growth. Alliance Capital Management L.P. ('Alliance Capital') and State Street Global Advisors ('SSgA') serve as the fund's sub-advisers. Mitchell Hutchins allocates the fund's assets between the two sub-advisers. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities.



    Alliance Capital uses an active stock selection strategy to invest its share of the fund's assets. In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index.


    Growth Fund may invest up to 35% of its total assets in U.S. government bonds and in corporate bonds, including up to 10% in bonds that are rated below investment grade. These bonds may be convertible bonds and may be rated no lower than B+ by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), B-1 by Moody's Investors Service, Inc. ('Moody's') or comparably rated by another rating agency or, if unrated, determined by a sub-adviser to be of comparable quality. The fund may invest up to 25% of its total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.


    Growth Fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short 'against the box.'



    The investment objective of GROWTH AND INCOME FUND is current income and capital growth. Institutional Capital Corporation ('ICAP'), Westwood Management Corporation ('Westwood') and State Street Global Advisors ('SSgA') serve as the fund's sub-advisers. Mitchell Hutchins allocates the fund's assets among the three sub-advisers. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities believed to have substantial potential for capital growth. The fund seeks to achieve the income portion of its objective by investing, under normal circumstances, at least 65% of its total assets in income-producing securities, which may include dividend-paying equity securities, bonds and money market instruments. The fund may invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by a sub-adviser to be of comparable quality. The fund may also invest up to 25% of its total assets in U.S. dollar denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.



    ICAP and Westwood each use active stock selection strategies to invest its share of the fund's assets. In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and managing deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index.


    Growth and Income Fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short 'against the box.'


    The investment objective of MID CAP FUND is long-term capital appreciation. Delaware Management Company serves as the fund's sub-adviser. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of medium capitalization ('mid cap') companies, which the fund defines as companies having market capitalizations of at least $750 million and no more than $8 billion at the time of purchase. The fund may invest up to 35% of its total assets in equity securities of companies that are larger or smaller than mid cap companies, as well as in bonds and money market instruments. The fund may invest up to 35% of its total assets in U.S. dollar denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.


    Mid Cap Fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short 'against the box.'


             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

    EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

    Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

    While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

    BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are 'perpetual' in that they have no maturity date.

    Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

    CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

    WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

    CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of debt obligations and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade the rating of a bond. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

    In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

    Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by a sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

    Non-investment grade bonds (commonly known as 'junk bonds') are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a sub-adviser to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds, which are sometimes referred to as 'high yield' bonds, are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

    The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructurings or defaults. There can be no assurance that such declines will not recur.

    The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

    Treasury inflation-protected securities ('TIPS') (also known as 'inflation-indexed securities') are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi-annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIPS, the fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See 'Taxes -- Other Information,' below.

    INVESTING IN FOREIGN SECURITIES. The funds may invest in U.S. dollar-denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Securities of foreign issuers may not be registered with the Securities and Exchange Commission ('SEC'), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

    The funds may invest in foreign securities by purchasing American Depositary Receipts ('ADRs'). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of each fund's investment policies, ADRs generally are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

    ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

    Investment income on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those the applicable sub-adviser has determined are liquid pursuant to guidelines established by each fund's board. The assets used as cover for over-the-counter options written by the funds will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the funds may repurchase any over-the-counter options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. A fund may not be able readily to liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of the securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. A sub-adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). A sub-adviser monitors the liquidity of restricted securities in the portion of a fund's portfolio that it manages and reports periodically on such decisions to the fund's board.

    Each sub-adviser also monitors the holdings of illiquid securities in the portion of a fund's investments that it manages. If a fund's holdings of illiquid securities exceeds its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), the applicable sub-adviser and Mitchell Hutchins will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Mitchell Hutchins to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See 'The Funds' Investments, Related Risks and Limitations -- Segregated Accounts.'

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. Such investments include, among other things,
(1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities,
(6) bonds issued by foreign issuers, (7) repurchase agreements and
(8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ('Investment Company Act'). Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investment in certain private investment vehicles are not subject to this restriction. A shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. A fund may invest in the shares of other investment companies when, in the judgment of the applicable sub-adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

    LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the boards governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

    SHORT SALES 'AGAINST THE BOX.' Each fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales 'against the box'). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, that fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

    A fund might make a short sale 'against the box' to hedge against market risks when a sub-adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by a fund or a security convertible into or exchangeable for a security owned by a fund. In such case, any loss in a fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities a fund owns, either directly or indirectly, and in the case where a fund owns convertible securities, changes in the investment value or conversion premiums of such securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date for such securities at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, a fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed delivery securities held by that fund, exceeds its net assets.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'The Funds' Investments, Related Risks and Limitations -- Segregated Accounts.' A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if a sub-adviser deems it advantageous to do so, which may result in a gain or loss to the fund.

    COUNTERPARTIES. The funds may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, each sub-adviser, subject to the supervision of the applicable board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

    SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under 'Strategies Using Derivative Instruments,' segregated accounts may also be required in connection with certain transactions involving options, futures and swaps.

INVESTMENT LIMITATIONS OF THE FUNDS


    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowing limitation in fundamental limitation number 3, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.


    Each fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act, and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


        (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.


        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the appropriate board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    Each fund will not:


        (1) invest more than 15% of its net assets in illiquid securities.


        (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

        (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger (and except that a fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company
    Act).

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Each sub-adviser may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures'), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the funds are described below.

    A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a sub-adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a fund may have lower net income and a net loss on the investment.

    OPTIONS ON EQUITY AND DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

    OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

    SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    INTEREST RATE FUTURES CONTRACTS -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains or to manage the duration of its bond investments. For example, a fund may use Derivative Instruments to stimulate full investment by the fund while retaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses), to reduce transaction costs and to facilitate trading.

    Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when a sub-adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when a sub-adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

    Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See 'Taxes.'

    In addition to the products, strategies and risks described below and in the Prospectus, a sub-adviser may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Each sub-adviser may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) Successful use of most Derivative Instruments depends upon the ability of a sub-adviser to predict movements of the overall securities or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each sub-adviser is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because a sub-adviser projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

    (4) As described below, a fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

    OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. A fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under 'The Funds' Investments, Related Risks and Limitations -- Illiquid Securities.'

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contract to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

    A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

    The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with a fund, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

    If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

    LIMITATIONS ON THE USE OF OPTIONS. Each fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

        (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

        (3) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.

    FUTURES. The funds may purchase and sell securities index futures contracts and interest rate future contracts. The funds may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

    Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a sub-adviser wishes to shorten the average duration of a fund's bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the average duration of a fund's bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

    A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. Each fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are 'in-the-money,' may not exceed 5% of its net assets.

        (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by each fund that are held at any time will not exceed 20% of its net assets.

        (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by each fund will not exceed 5% of its total assets.

    SWAP TRANSACTIONS. Each fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the 'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

    A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.

    A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Since segregated accounts will be established with respect to such transactions, each sub-adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in 'Investment Policies and Restrictions -- Segregated Accounts.' The fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

    A fund will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed by the applicable sub-adviser to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

                 ORGANIZATION OF TRUSTS; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


    Each Trust was formed as a business trust under the laws of the Commonwealth of Massachusetts. America Fund and Olympus Fund were formed on October 31, 1986. Managed Assets Trust was formed on August 9, 1991. Each Trust has one series. Each Trust is governed by a board of trustees, which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share. The board of each Trust oversees its operations.

    The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:


    NAME AND ADDRESS; AGE      POSITION WITH EACH TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ------------------------  ----------------------------------------
Margo N. Alexander*; 53                Trustee           Mrs. Alexander is Chairman (since March
                                                         1999), and a director of Mitchell
                                                         Hutchins (since January 1995) and an
                                                         executive vice president and a director
                                                         of PaineWebber (since March 1984). She
                                                         was chief executive officer of Mitchell
                                                         Hutchins from January 1995 to October
                                                         2000. Mrs. Alexander is a director or
                                                         trustee of 30 investment companies for
                                                         which Mitchell Hutchins, PaineWebber or
                                                         one of their affiliates serves as
                                                         investment adviser.

Richard Q. Armstrong; 65               Trustee           Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                       of R.Q.A. Enterprises (management
One Old Church Road                                      consulting firm) (since April 1991 and
Unit #6                                                  principal occupation since March 1995).
Greenwich, CT 06830                                      He is also a director of AlFresh
                                                         Beverages Canada, Inc. (a Canadian
                                                         beverage subsidiary of AlFresh Foods
                                                         Inc.) since October 2000. Mr. Armstrong
                                                         was chairman of the board, chief
                                                         executive officer and co-owner of
                                                         Adirondack Beverages (producer and
                                                         distributor of soft drinks and
                                                         sparkling/still waters) (October
                                                         1993-March 1995). He was a partner of
                                                         The New England Consulting Group
                                                         (management consulting firm) (December
                                                         1992-September 1993). He was managing
                                                         director of LVMH U.S. Corporation (U.S.
                                                         subsidiary of the French luxury goods
                                                         conglomerate, Louis Vuitton Moet
                                                         Hennessey Corporation) (1987-1991) and
                                                         chairman of its wine and spirits
                                                         subsidiary, Schieffelin & Somerset
                                                         Company (1987-1991). Mr. Armstrong is a
                                                         director or trustee of 29 investment
                                                         companies for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates
                                                         serves as investment adviser.

    NAME AND ADDRESS; AGE       POSITION WITH EACH TRUST BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------       ------------------------ ----------------------------------------
E. Garrett Bewkes, Jr.**'D'; 74 Trustee and Chairman of  Mr. Bewkes serves as a consultant to
                                the Board of Trustees    PaineWebber (since May 1999). Prior to
                                                         November 2000, he was a director of
                                                         Paine Webber Group Inc. ('PW Group,'
                                                         formerly the holding company of
                                                         PaineWebber and Mitchell Hutchins) and
                                                         prior to 1996, he was a consultant to PW
                                                         Group. Prior to 1988, he was chairman of
                                                         the board, president and chief executive
                                                         officer of American Bakeries Company.
                                                         Mr. Bewkes is a director of Interstate
                                                         Bakeries Corporation. Mr. Bewkes is a
                                                         director or trustee of 40 investment
                                                         companies for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates
                                                         serves as investment adviser.

Richard R. Burt; 53                    Trustee           Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave, N.W.                              LLP (international investments and
Washington, DC 20004                                     consulting firm) (since March 1994) and
                                                         a partner of McKinsey & Company
                                                         (management consulting firm) (since
                                                         1991). He is also a director of Archer-
                                                         Daniels-Midland Co. (agricultural
                                                         commodities), Hollinger International
                                                         Co. (publishing), Homestake Mining Corp.
                                                         (gold mining), six investment companies
                                                         in the Deutsche Bank family of funds,
                                                         nine investment companies in the Flag
                                                         Investors family of funds, The Central
                                                         European Fund, Inc. and The Germany
                                                         Fund, Inc., vice chairman of Anchor
                                                         Gaming (provides technology to gaming
                                                         and wagering industry) (since July 1999)
                                                         and chairman of Weirton Steel Corp.
                                                         (makes and finishes steel products)
                                                         (since April 1996). He was the chief
                                                         negotiator in the Strategic Arms
                                                         Reduction Talks with the former Soviet
                                                         Union (1989-1991) and the U.S.
                                                         Ambassador to the Federal Republic of
                                                         Germany (1985-1989). Mr. Burt is a
                                                         director or trustee of 29 investment
                                                         companies for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates
                                                         serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH EACH TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ------------------------  ----------------------------------------
Meyer Feldberg; 58                     Trustee           Mr. Feldberg is Dean and Professor of
Columbia University                                      Management of the Graduate School of
101 Uris Hall                                            Business, Columbia University. Prior to
New York, NY 10027                                       1989, he was president of the Illinois
                                                         Institute of Technology. Dean Feldberg
                                                         is also a director of Primedia, Inc.
                                                         (publishing), Federated Department
                                                         Stores, Inc. (operator of department
                                                         stores) and Revlon, Inc. (cosmetics).
                                                         Dean Feldberg is a director or trustee
                                                         of 37 investment companies for which
                                                         Mitchell Hutchins, PaineWebber or one of
                                                         their affiliates serves as investment
                                                         adviser.

George W. Gowen; 71                    Trustee           Mr. Gowen is a partner in the law firm
666 Third Avenue                                         of Dunnington, Bartholow & Miller. Prior
New York, NY 10017                                       to May 1994, he was a partner in the law
                                                         firm of Fryer, Ross & Gowen. Mr. Gowen
                                                         is a director or trustee of 37
                                                         investment companies for which Mitchell
                                                         Hutchins, Paine Webber or one of their
                                                         affiliates serves as investment adviser.

Frederic V. Malek; 64                  Trustee           Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave, N.W.                              Partners (merchant bank) and chairman of
Suite 350                                                of Thayer Hotel Investors II and Lodging
Washington, DC 20004                                     Opportunities Fund (hotel investment
                                                         partnerships). From January 1992 to
                                                         November 1992, he was campaign manager
                                                         of Bush-Quayle '92. From 1990 to 1992,
                                                         he was vice chairman and, from 1989 to
                                                         1990, he was president of Northwest
                                                         Airlines Inc. and NWA Inc. (holding
                                                         company of Northwest Airlines Inc.).
                                                         Prior to 1989, he was employed by the
                                                         Marriott Corporation (hotels,
                                                         restaurants, airline catering and
                                                         contract feeding), where he most
                                                         recently was an executive vice president
                                                         and president of Marriott Hotels and
                                                         Resorts. Mr. Malek is also a director of
                                                         Aegis Communications, Inc.
                                                         (tele-services), American Management
                                                         Systems, Inc. (management consulting and
                                                         computer related services), Automatic
                                                         Data Processing, Inc. (computing
                                                         services), CB Richard Ellis, Inc. (real
                                                         estate services), FPL Group, Inc.
                                                         (electric services), Global Vacation
                                                         Group (packaged vacations), HCR/Manor
                                                         Care, Inc. (health care), SAGA Systems,
                                                         Inc. (software company) and Northwest
                                                         Airlines Inc. Mr. Malek is a director or
                                                         trustee of 29 investment companies for
                                                         which Mitchell Hutchins, PaineWebber or
                                                         one of their affiliates serves as
                                                         investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH EACH TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ------------------------  ----------------------------------------
Carl W. Schafer; 64                    Trustee           Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                             Foundation (charitable foundation
Princeton, NJ 08542                                      supporting mainly oceanographic
                                                         exploration and research). He is a
                                                         director of Labor Ready, Inc. (temporary
                                                         employment), Roadway Express, Inc.
                                                         (trucking), The Guardian Group of Mutual
                                                         Funds, the Harding, Loevner Funds,
                                                         E.I.I. Realty Trust (investment
                                                         company), Evans Systems, Inc. (motor
                                                         fuels, convenience store and diversified
                                                         company), Electronic Clearing House,
                                                         Inc., (financial transactions
                                                         processing), Frontier Oil Corporation
                                                         and Nutraceutix, Inc. (biotechnology
                                                         company). Prior to January 1993, he was
                                                         chairman of the Investment Advisory
                                                         Committee of the Howard Hughes Medical
                                                         Institute. Mr. Schafer is a director or
                                                         trustee of 29 investment companies for
                                                         which Mitchell Hutchins, PaineWebber or
                                                         one of their affiliates serves as
                                                         investment adviser.

Brian M. Storms*'D'; 46         Trustee and President    Mr. Storms is chief executive officer
                                                         (since October 2000) and president of
                                                         Mitchell Hutchins (since March 1999).
                                                         Mr. Storms was president of Prudential
                                                         Investments (1996-1999). Prior to
                                                         joining Prudential, he was a managing
                                                         director at Fidelity Investments. Mr.
                                                         Storms is president and a director or
                                                         trustee of 30 investment companies for
                                                         which Mitchell Hutchins, PaineWebber or
                                                         one of their affiliates serves as
                                                         investment adviser.

T. Kirkham Barneby*; 54            Vice President        Mr. Barneby is a managing director and
                                                         chief investment officer -- quantitative
                                                         investments of Mitchell Hutchins. Mr.
                                                         Barneby is a vice president of 14
                                                         investment companies for which Mitchell
                                                         Hutchins, PaineWebber or one of their
                                                         affiliates serves as investment adviser.

Thomas Disbrow***; 34            Vice President and      Mr. Disbrow is a first vice president
                                 Assistant Treasurer     and a senior manager of the mutual fund
                                                         finance department of Mitchell Hutchins.
                                                         Prior to November 1999, he was a vice
                                                         president of Zweig/Glaser Advisers. Mr.
                                                         Disbrow is a vice president and
                                                         assistant treasurer of 30 investment
                                                         companies for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates
                                                         serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH EACH TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ------------------------  ----------------------------------------
Amy R. Doberman**; 38              Vice President        Ms. Doberman is a senior vice president
                                                         and general counsel of Mitchell
                                                         Hutchins. From December 1996 through
                                                         July 2000, she was general counsel of
                                                         Aeltus Investment Management, Inc. Prior
                                                         to working at Aeltus, Ms. Doberman was a
                                                         Division of Investment Management
                                                         Assistant Chief Counsel at the SEC.
                                                         Ms. Doberman is a vice president of 29
                                                         investment companies and a vice
                                                         president and secretary of one
                                                         investment company for which Mitchell
                                                         Hutchins, PaineWebber or one of their
                                                         affiliates serves as investment adviser.

John J. Lee***; 32               Vice President and      Mr. Lee is a vice president and a
                                 Assistant Treasurer     manager of the mutual fund finance
                                                         department of Mitchell Hutchins. Prior
                                                         to September 1997, he was an audit
                                                         manager in the financial services
                                                         practice of Ernst & Young LLP. Mr. Lee
                                                         is a vice president and assistant
                                                         treasurer of 30 investment companies for
                                                         which Mitchell Hutchins, PaineWebber or
                                                         one of their affiliates serves as
                                                         investment adviser.

Kevin J. Mahoney***; 35          Vice President and      Mr. Mahoney is a first vice president
                                 Assistant Treasurer     and a senior manager of the mutual fund
                                                         finance department of Mitchell Hutchins.
                                                         From August 1996 through March 1999, he
                                                         was the manager of the mutual fund
                                                         internal control group of Salomon Smith
                                                         Barney. Prior to August 1996, he was an
                                                         associate and assistant treasurer for
                                                         BlackRock Financial Management L.P.
                                                         Mr. Mahoney is a vice president and
                                                         assistant treasurer of 30 investment
                                                         companies for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates
                                                         serves as investment adviser.

Ann E. Moran***; 43              Vice President and      Ms. Moran is a vice president and a
                                 Assistant Treasurer     manager of the mutual fund finance
                                                         department of Mitchell Hutchins. Ms.
                                                         Moran is a vice president and assistant
                                                         treasurer of 30 investment companies for
                                                         which Mitchell Hutchins, PaineWebber or
                                                         one of their affiliates serves as
                                                         investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH EACH TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ------------------------  ----------------------------------------
Dianne E. O'Donnell**; 48        Vice President and      Ms. O'Donnell is a senior vice president
                                      Secretary          and deputy general counsel of Mitchell
                                                         Hutchins. Ms. O'Donnell is a vice
                                                         president and secretary of 29 investment
                                                         companies and a vice president and
                                                         assistant secretary of one investment
                                                         company for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates
                                                         serves as investment adviser.

Paul H. Schubert***; 37          Vice President and      Mr. Schubert is a senior vice president
                                      Treasurer          and the director of the mutual fund
                                                         finance department of Mitchell Hutchins.
                                                         Mr. Schubert is a vice president and
                                                         treasurer of 30 investment companies for
                                                         which Mitchell Hutchins, PaineWebber or
                                                         one of their affiliates serves as
                                                         investment adviser.

Barney A. Taglialatela***; 39    Vice President and      Mr. Taglialatela is a vice president and
                                 Assistant Treasurer     a manager of the mutual fund finance
                                                         department of Mitchell Hutchins.
                                                         Mr. Taglialatela is a vice president and
                                                         assistant treasurer of 30 investment
                                                         companies for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates
                                                         serves as investment adviser.

Keith A. Weller**; 39            Vice President and      Mr. Weller is a first vice president and
                                 Assistant Secretary     senior associate general counsel of
                                                         Mitchell Hutchins. Mr. Weller is a vice
                                                         president and assistant secretary of 30
                                                         investment companies for which Mitchell
                                                         Hutchins, PaineWebber or one of their
                                                         affiliates serves as investment adviser.


---------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.


'D' Mrs. Alexander, Mr. Bewkes and Mr. Storms are 'interested persons' of each fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins and/or PaineWebber.


    Board members are compensated as follows:

     OLYMPUS FUND AND AMERICA FUND pay each board member who is not an 'interested person' of the Trust $1,500 annually per series. Each Trust presently has one series and thus pays each such board member $1,500 annually, plus any additional amounts due for board or committee meetings.


     MANAGED ASSETS TRUST pays each board member who is not an 'interested person' of the Trust $1,000 annually for its sole series, plus any additional amounts due for board or committee meetings.


    Each Trust pays up to $150 per series for attending each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trusts and each fund, the Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a board member or officer.


    The table below includes certain information relating to the compensation of each Trust's current board members from the Trust and the compensation of those board members from all PaineWebber funds during the periods indicated.

                             COMPENSATION TABLE'D'


                                           AGGREGATE        AGGREGATE       AGGREGATE         TOTAL
                                          COMPENSATION    COMPENSATION     COMPENSATION   COMPENSATION
                                          FROM AMERICA    FROM MANAGED     FROM OLYMPUS   FROM THE FUND
        NAME OF PERSON, POSITION             FUND*        ASSETS TRUST*       FUND*         COMPLEX**
        ------------------------             -----        -------------       -----         ---------

Richard Q. Armstrong, Trustee...........     $2,280          $1,780           $2,280        $104,650
Richard R. Burt, Trustee................     $2,280          $1,780           $2,280        $102,850
Meyer Feldberg, Trustee.................     $2,955          $2,455           $2,955        $143,650
George W. Gowen, Trustee................     $2,280          $1,178           $2,280        $138,400
Frederic V. Malek, Trustee..............     $2,280          $1,780           $2,280        $104,650
Carl W. Schafer, Trustee................     $2,250          $1,780           $2,250        $104,650


---------

'D' Only independent board members are compensated by the PaineWebber funds and identified above; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from the PaineWebber funds.

* Represents fees paid to each board member from the Trust indicated for the fiscal year ended August 31, 2000.

** Represents total compensation paid during the calendar year ended December 31, 1999, to each board member by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    As of November 30, 2000, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund.


    As of November 30, 2000, the following shareholders were shown in the applicable Fund's records as owning 5% or more of any class of a fund's shares:



                                                           PERCENTAGE OF CLASS Y SHARES
NAME AND ADDRESS*                                   BENEFICIALLY OWNED AS OF NOVEMBER 30, 2000
-----------------                                   ------------------------------------------
GROWTH FUND
Northern Trust Company as Trustee for the
benefit of PaineWebber 401(k) plan                                    89.04%
MID CAP FUND
Conchita M. Proenza                                                   6.69%



---------

    * The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

                   INVESTMENT MANAGEMENT, ADMINISTRATION AND
                           DISTRIBUTION ARRANGEMENTS

    INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment manager and administrator for each fund pursuant to separate interim investment management and administration contracts dated October 10, 2000 (each a 'Management Contract') with each Trust. Under the Management Contracts, the funds pay fees (expressed as a percentage of the fund's average daily net assets) to Mitchell Hutchins for these services at the annual contract rates of 0.75% for Growth Fund, 0.70% for Growth and Income Fund and 1.00% for Mid Cap Fund. All fees paid under the Management Contracts are computed daily and paid monthly.

    During the periods indicated, Mitchell Hutchins earned (or accrued) fees under prior investment advisory and administration contracts relating to each fund in the amounts set forth below:


                                                                   FISCAL YEARS ENDED
                                                          -------------------------------------
                                                             2000         1999          1998
                                                             ----         ----          ----
Growth Fund.............................................  $4,123,898   $ 3,177,112   $2,858,153
Growth and Income Fund..................................  $8,827,941   $10,130,336   $8,823,952



                                    FISCAL YEAR        FISCAL YEAR      FIVE MONTH PERIOD     FISCAL YEAR
                                       ENDED              ENDED               ENDED              ENDED
                                  AUGUST 31, 2000    AUGUST 31, 1999     AUGUST 31, 1998     MARCH 31, 1998
                                  ---------------    ---------------     ---------------     --------------
Mid Cap Fund....................     $2,074,009        $1,733,828           $964,741           $2,680,122


    Prior to May 1, 1998, Denver Investment Advisors, LLC served as investment sub-adviser for Mid Cap Fund pursuant to a separate contract with Mitchell Hutchins dated March 21, 1995. Under that contract and a substantially identical prior contract, for the one month ended May 1, 1998 and the fiscal year ended March 31, 1998, Mitchell Hutchins (not the fund) paid Denver Investment Advisors LLC sub-advisory fees in the amount of $110,392 and $1,340,049, respectively.


    Under the terms of the applicable Management Contract, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of a Trust not readily identifiable as belonging to a specific series of the Trust are allocated among series by or under the direction of the Trust's board in such manner as the board deems fair and equitable. Expenses borne by each fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins; (3) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (4) fees and salaries payable to board members who are not interested persons of the applicable Trust or Mitchell Hutchins; (5) all expenses incurred in connection with the board members' services, including travel expenses; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (8) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (9) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members;
(10) charges of custodians, transfer agents and other agents; (11) costs of preparing share certificates; (12) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders;
(14) any extraordinary expenses (including fees and disbursements of counsel costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; (18) costs of mailing, stationery and communications equipment; expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; (21) interest on borrowings of the Trust; and (22) fees or expenses related to license agreements with respect to securities indices.



    Under each Management Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Management Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The current Management Contract for each fund is an interim contract that may be terminated without penalty on 10 days' written notice to Mitchell Hutchins by the board of the fund or by vote of a majority of the outstanding voting securities of the fund and will terminate
150 days after October 10, 2000 (on March 9, 2001) unless it has by then been approved by a majority of the outstanding voting securities of the fund.


    The Management Contracts authorize Mitchell Hutchins to retain one or more sub-advisers for the management of a fund's investment portfolio and, as described below, Mitchell Hutchins has entered into one or more interim sub-advisory contracts (each a 'Sub-Advisory Contract') for each fund. Mitchell Hutchins is responsible for monitoring the services furnished pursuant to the Sub-Advisory Contracts and making recommendations to the applicable board with respect to the retention or replacement of sub-advisers and renewal of Sub-Advisory Contracts.

    Under each Sub-Advisory Contract, the sub-adviser will not be liable for any error or judgment or mistake of law or for any loss suffered by a fund, its shareholders or Mitchell Hutchins in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


    Each Sub-Advisory Contract terminates automatically 150 days after October 10, 2000 (on March 9, 2001) and is terminable at any time without penalty on 10 days' written notice to Mitchell Hutchins by the board of the fund or by vote of a majority of the fund's outstanding voting securities and may be terminated by the sub-adviser upon not more than 60 days' written notice to Mitchell Hutchins. A Sub-Advisory Contract may be terminated by Mitchell Hutchins (1) upon material breach by the sub-adviser of its representations and warranties, which breach shall not be cured within a 20 day period after notice of such breach; or (2) if the sub-adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract.


    For Growth Fund, Mitchell Hutchins has entered into separate Sub-Advisory Contracts with Alliance Capital Management L.P. ('Alliance Capital') and State Street Global Advisors ('SSgA'). Mitchell Hutchins (not the fund) pays Alliance a fee in the annual amount of 0.30% and SSgA a fee at the annual rate of 0.15% of the fund's average daily net assets that it manages. Prior to October 10, 2000, Mitchell Hutchins managed the fund's assets.

    SSgA is the investment management division of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.



    In October 1999, Alliance Capital Management Holding L.P. ('Alliance Holding'), reorganized by transferring its business and assets to Alliance Capital Management L.P. ('Alliance Capital'), in exchange for all of the Alliance Capital Units ('Reorganization'). Since the Reorganization, Alliance Capital has conducted the diversified investment management services business conducted by Alliance Holding prior to the Reorganization and Alliance Holding's business has consisted of holding Alliance Capital Units and engaging in related activities. The Alliance Holding Units trade publicly on the New York Stock Exchange while the Alliance Capital Units do not trade publicly and are subject to significant restrictions on transfer.



    Alliance Capital Management L.P. ('ACMLP'), a Delaware limited partnership, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ('ACMC'), an indirect wholly-owned subsidiary of AXA Financial, Inc. ('AXF'), is the general partner of ACMLP. As of October 2, 2000, AXF, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 53% of the outstanding units of limited partnership interest in ACMLP ('ACMLP Units'). Approximately 29% of the ACMLP

Units were beneficially owned by the public and approximately 18% were beneficially owned by employees. AXA, which has operations in approximately 60 countries, holds a 60% interest in AXF.


    For Growth and Income Fund, Mitchell Hutchins has entered into separate Sub-Advisory Contracts with Institutional Capital Corporation ('ICAP'), Westwood Management Corporation ('Westwood') and State Street Global Advisors ('SSgA'). Mitchell Hutchins (not the fund) pays each investment adviser a fee at the annual rate of 0.30% (0.15% for SSgA) of the fund's average daily net assets that it manages. Prior to October 10, 2000, Mitchell Hutchins managed the fund's assets. Robert H. Lyon, who serves as president, chief investment officer and a director of ICAP owns a 51% controlling interest in ICAP. Westwood is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas-based securities firm. SSgA is the investment management division of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.

    For Mid Cap Fund, Mitchell Hutchins has entered into a Sub-Advisory Contract with Delaware Management Company. Mitchell Hutchins (not the fund) pays fees to Delaware Management Company for its services under the Sub-Advisory Contract at the annual rate of 0.40% of the fund's average daily net assets. Delaware Management Company assumed its fund responsibilities on October 10, 2000. Prior to October 10, 2000, Mitchell Hutchins managed the fund's assets. Delaware Management Company is a series of Delaware Management Business Trust, a Delaware business trust. It is a member of Delaware Investments, a subsidiary of Lincoln National Corporation ('Lincoln National'). Lincoln National is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


    TRANSFER AGENCY-RELATED SERVICES. Prior to August 1, 1997, PaineWebber provided certain services to each fund not otherwise provided by PFPC Inc. ('Transfer Agent'). Pursuant to an agreement between PaineWebber and each fund relating to those services, PaineWebber earned (or accrued) the amounts set forth below during the period indicated:




                                                              FISCAL YEAR ENDED
                                                               MARCH 31, 1998
                                                               --------------
Mid Cap Fund................................................       $28,077




    SECURITIES LENDING. During the periods indicated, each fund paid (or accrued) the following fees to PaineWebber for its services as securities lending agent:


                                                                   FISCAL YEAR ENDED
                                                              ---------------------------
                            FUND                               2000      1999      1998
                            ----                               ----      ----      ----
Growth Fund.................................................  $52,343   $48,764   $82,147
Growth and Income Fund......................................    4,727    13,888    57,530



                                      FISCAL YEAR       FISCAL YEAR     FIVE MONTH PERIOD    FISCAL YEAR
                                         ENDED             ENDED              ENDED             ENDED
                                    AUGUST 31, 2000   AUGUST 31, 1999    AUGUST 31, 1998    MARCH 31, 1998
                                    ---------------   ---------------    ---------------    --------------
Mid Cap Fund......................      $29,113           $31,282            $8,609             $2,859


    NET ASSETS. The following table shows the approximate net assets as of November 30, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


                                                              NET ASSETS
                    INVESTMENT CATEGORY                         ($MIL)
                    -------------------                         ------
Domestic (excluding Money Market)...........................   $ 7,949
Global......................................................     4,525
Equity/Balanced.............................................     8,456
Fixed Income (excluding Money Market).......................     4,019
    Taxable Fixed Income....................................     2,631
    Tax-Free Fixed Income...................................     1,387
Money Market Funds..........................................    47,003

    PERSONAL TRADING POLICIES. The funds and Mitchell Hutchins each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each sub-adviser also has adopted a code of ethics under rule 17j-1.


    DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each Fund under separate distribution contracts with each Trust (collectively, 'Distribution Contracts') that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of each Fund. Shares of each of the Funds are offered continuously. Under separate dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares (collectively, 'PW Dealer Agreements') PaineWebber and its correspondent firms sell the Funds' shares. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028.


    Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by each Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a 'Class A Plan,' 'Class B Plan' and 'Class C Plan,' and, collectively, 'Plans'), each fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets for each class, except that the Class A Plans for Growth Fund and Growth and Income Fund provide that the service fee paid with respect to shares sold prior to December 2, 1988 ('Old Shares') is paid at the annual rate of 0.15% of the fund's net assets represented by such Old Shares. Shares acquired through new purchases, reinvestment of dividends and other distributions and exchanges on/or after December 2, 1988 are not considered 'Old Shares' for this purpose. Under the Class B Plan and the Class C Plan, each funds also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares and Class C shares, respectively. There is no distribution plan with respect to the funds' Class Y shares and the funds pay no service or distribution fees with respect to their Class Y shares.

    Mitchell Hutchins uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

    Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

     Offset the commissions it pays to PaineWebber for selling each fund's Class B and Class C shares, respectively.

     Offset each fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

    PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time Class B or Class C shares are bought.

    Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

    The Plans and the related Distribution Contracts for Class A, Class B and Class C shares specify that each fund must pay service and distribution fees to Mitchell Hutchins for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the funds. Annually, the board of each fund reviews the Plans and Mitchell

Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

    Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those trustees who are not 'interested persons' of the relevant Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund, and (4) while the Plan remains in effect, the selection and nomination of trustees who are not 'interested persons' of a Trust shall be committed to the discretion of the trustees who are not 'interested persons' of the respective Trust.

    In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

    For each fund's fiscal year ended August 31, 2000, the fund paid (or accrued) the following fees to Mitchell Hutchins under the Plans:


                                                              GROWTH AND
                                                GROWTH FUND   INCOME FUND   MID CAP FUND
                                                -----------   -----------   ------------
Class A.......................................   $911,457     $2,015,278      $378,960
Class B.......................................   $682,790     $2,557,149      $324,346
Class C.......................................   $455,314     $1,451,285      $228,446


    Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each fund during the fund's August 31, 2000 fiscal year, as shown below:

                                    CLASS A


                                                              GROWTH AND
                                                GROWTH FUND   INCOME FUND   MID CAP FUND
                                                -----------   -----------   ------------
Marketing and advertising.....................   $261,635     $1,275,716      $194,510
Amortization of commissions...................          0              0             0
Printing of prospectuses and statements of
  additional information to other than current
  shareholders................................      2,511          3,215         1,147
Branch network costs allocated and interest
  expense.....................................    924,511      2,637,631       409,269
Service fees paid to PaineWebber Financial
  Advisors....................................    346,354        776,161       144,005


                                    CLASS B


                                                              GROWTH AND
                                                GROWTH FUND   INCOME FUND   MID CAP FUND
                                                -----------   -----------   ------------
Marketing and advertising.....................   $ 45,119     $  417,618      $ 41,647
Amortization of commissions...................    274,370        987,287       128,905
Printing of prospectuses and statements of
  additional information to other than current
  shareholders................................        407          1,052           219
Branch network costs allocated and interest
  expense.....................................    184,013        956,372        98,709
Service fees paid to PaineWebber Financial
  Advisors....................................     64,865        246,371        30,813

                                    CLASS C


                                                              GROWTH AND
                                                GROWTH FUND   INCOME FUND   MID CAP FUND
                                                -----------   -----------   ------------
Marketing and advertising.....................   $ 30,035      $235,306       $29,307
Amortization of commissions...................    129,765       419,415        65,107
Printing of prospectuses and statements of
  additional information to other than current
  shareholders................................        295           593           171
Branch network costs allocated and interest
  expense.....................................    108,524       481,615        62,845
Service fees paid to PaineWebber Financial
  Advisors....................................     43,255       139,806        21,703


    'Marketing and advertising' includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the funds' shares, including the PaineWebber retail branch system.

    In approving each fund's overall Flexible PricingSM system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.


    In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economics of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its PW Dealer Agreement with Mitchell Hutchins and
(6) Mitchell Hutchins' shareholder service-related expenses and costs.



    In approving the Class B Plan, each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately to Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economics of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.



    In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of an investor's purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.


    With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of each fund, which fees would increase if the Plan were successful and the funds attained and maintained significant asset levels.


    Under the Distribution Contracts for the Class A shares, for the fiscal years (or periods) set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of reallowances to PaineWebber as dealer.



                                                                     FISCAL YEARS ENDED
                                                              --------------------------------
                                                                2000       1999        1998
                                                                ----       ----        ----
GROWTH FUND
Earned......................................................  $233,457   $222,025   $   77,935
Retained....................................................    13,696     15,108        5,776

GROWTH AND INCOME FUND
Earned......................................................   164,897    554,856    3,377,803
Retained....................................................     9,159     26,318      200,804






                                      FISCAL YEAR       FISCAL YEAR     FIVE MONTH PERIOD    FISCAL YEAR
                                         ENDED             ENDED              ENDED             ENDED
                                    AUGUST 31, 2000   AUGUST 31, 1999    AUGUST 31, 1998    MARCH 31, 1998
                                    ---------------   ---------------    ---------------    --------------
MID CAP FUND
Earned............................      $46,597           $26,484            $42,878           $79,840
Retained..........................        2,730             2,128              3,039             4,826


    Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares for each fund's August 31, 2000 fiscal year:


                                                              GROWTH AND
                                                GROWTH FUND   INCOME FUND   MID CAP FUND
                                                -----------   -----------   ------------
Class A.......................................   $      0     $      N/A      $      0
Class B.......................................   $123,667     $1,184,205      $ 53,223
Class C.......................................   $ 13,941     $   22,703      $  2,898

                             PORTFOLIO TRANSACTIONS

    Subject to policies established by each board, each sub-adviser is responsible for the execution of the funds' portfolio transactions and the allocation of brokerage transactions with respect to the fund assets that it manages. In executing portfolio transactions, each sub-adviser seeks to obtain the best net results for a fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While each sub-adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The funds may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the periods indicated, the funds paid the brokerage commissions set forth below:


                                                                    FISCAL YEARS ENDED
                                                           ------------------------------------
                                                              2000         1999         1998
                                                              ----         ----         ----
Growth Fund..............................................  $  292,863   $  306,183   $  455,002
Growth and Income Fund...................................  $1,672,059   $1,833,422   $1,782,530



                                    FISCAL YEAR        FISCAL YEAR       FIVE MONTH PERIOD      FISCAL YEAR
                                       ENDED              ENDED                ENDED               ENDED
                                  AUGUST 31, 2000    AUGUST 31, 1999      AUGUST 31, 1998     MARCH 31, 1998
                                  ---------------    ---------------      ---------------     --------------
Mid Cap Fund....................      $236,354           $411,285            $673,061            $388,468


    The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through PaineWebber or its affiliates or through brokerage affiliates of a sub-adviser. Each board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber or brokerage affiliates of a sub-adviser are reasonable and fair. Specific provisions in the Advisory Contracts and each Sub-Advisory Contract authorize Mitchell Hutchins and the sub-advisers and any of their affiliates that is a member of a national securities exchange to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the periods indicated, the funds paid to PaineWebber the brokerage commissions set forth below:


                                                               FISCAL YEARS ENDED AUGUST 31,
                                                              -------------------------------
                                                                2000       1999        1998
                                                                ----       ----        ----
Growth Fund.................................................  $19,170    $ 34,416    $43,380
Growth and Income Fund......................................  $89,988    $124,174    $51,462



                                    FISCAL YEAR        FISCAL YEAR       FIVE MONTH PERIOD      FISCAL YEAR
                                       ENDED              ENDED                ENDED               ENDED
                                  AUGUST 31, 2000    AUGUST 31, 1999      AUGUST 31, 1998     MARCH 31, 1998
                                  ---------------    ---------------      ---------------     --------------
Mid Cap Fund....................      $13,140            $22,902                $0                  $0



    The amounts paid by the funds to PaineWebber in brokerage commissions for their most recent fiscal year represent (1) for Growth Fund, 6.55% of the total brokerage commissions paid and 4.75% of the total dollar amount of transactions involving the payment of brokerage commissions; (2) for Growth and Income Fund, 5.38% of the total brokerage commissions paid and 5.77% of the total dollar amount of transactions involving the payment of brokerage commissions; and (3) for Mid Cap Fund, 5.56% of the total brokerage commissions paid and 6.36% of the total dollar amount of transactions involving the payment of brokerage commissions.


    Transaction in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.

    In selecting brokers, each sub-adviser will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of each board a sub-adviser may cause a fund to purchase and sell portfolio securities through brokers who provide the sub-adviser with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that the sub-adviser determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of the sub-adviser to that fund and its other clients.

    Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.


    During each fund's fiscal year ended August 31, 2000, Mitchell Hutchins directed the portfolio transactions indicated below to brokers chosen because they provide research and analysis, for which the funds paid the brokerage commissions indicated below:



                                                                                     BROKERAGE
                                                              AMOUNT OF PORTFOLIO   COMMISSIONS
                                                                 TRANSACTIONS          PAID
                                                                 ------------          ----
Growth Fund.................................................      $17,159,759        $ 23,127
Growth and Income Fund......................................      $95,636,084        $153,171
Mid Cap Fund................................................      $21,244,081        $ 28,825


    For purchases or sales with broker-dealer firms which act as principal, each sub-adviser seeks best execution. Although a sub-adviser may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. Each sub-adviser may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.


    Research services and information received from brokers or dealers are supplemental to a sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by a sub-adviser in advising other funds or accounts and, conversely, research services furnished to a sub-adviser by brokers or dealers in connection with other funds or accounts that it advises may be used in advising a fund.



    Investment decisions for a fund and for other investment accounts managed by each sub-adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.



    The funds will not purchase securities that are offered in underwritings in which PaineWebber, a sub-adviser or one of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the funds.


    PORTFOLIO TURNOVER. The funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when a sub-adviser deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of each fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.


    For the periods shown, the funds' portfolio turnover rates were:


                                                                PORTFOLIO
                                                              TURNOVER RATE
                                                              -------------
GROWTH FUND
Fiscal Year Ended August 31, 2000...........................        23%
Fiscal Year Ended August 31, 1999...........................        38%

GROWTH AND INCOME FUND
Fiscal Year Ended August 31, 2000...........................        50%
Fiscal Year Ended August 31, 1999...........................        57%

MID CAP FUND
Fiscal Year Ended August 31, 2000...........................        71%
Fiscal Year Ended August 31, 1999...........................        79%


           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

    WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

     Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

     Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

    In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A shares purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

    COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

    An 'eligible group of related fund investors' can consist of any combination of the following:

        (a) an individual, that individual's spouse, parents and children;

        (b) an individual and his or her Individual Retirement Account ('IRA');

        (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

        (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

        (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

        (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

        (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

        (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

        RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

        REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Taxes' in the SAI.

        WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

        PURCHASES AND SALES OF CLASS Y SHARES THROUGH THE PACE'sm' MULTI ADVISOR PROGRAM. An investor who participates in the PACE'sm' Multi Advisor Program is eligible to purchase Class Y shares. The PACE'sm' Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE'sm' Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE'sm' Multi Advisor Program.

        PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONE'sm' PROGRAM. Investors who purchase shares through the PaineWebber InsightOne'sm' Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOne'sm' Program offers a nondiscretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.


        PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN PW 401(k) PLUS PLAN. The trustee of the PW 401(k) Plus Plan, a defined contribution plan for employees of PaineWebber and certain of its affiliates, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual participants with respect to their Plan contributions. Individual Plan participants should consult the Summary Plan Description and other plan material of the PW 401(k) Plus Plan (collectively, 'Plan Documents') for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-Pwebber (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the trustee of PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.


        ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the funds may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

        If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

        The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

        SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in 'good form' in accordance with the policies of the service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.


        AUTOMATIC INVESTMENT PLAN. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund. Participation in the Automatic Investment Plan enables an investor to use the technique of 'dollar cost averaging.' When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.


        SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:


         Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.


         Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

    Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. An investor may withdraw no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this Plan.


    An investor's participation in the systematic withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or the Transfer Agent. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or the Transfer Agent at 1-800-647-1568.


    INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

    TRANSFER OF ACCOUNTS. If investors holding shares of a fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN'sm';
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT'r' (RMA)'r'

    Shares of PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase through the RMA Resource Accumulation Plan ('Plan') by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA accountholders'). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

    To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected in connection with enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

    The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

    PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time. In deciding whether to use dollar cost averaging, an investor should also consider whether a large, single investment would qualify for sales load reductions.

    PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Platinum MasterCard'r' transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     automatic 'sweep' of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

     check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     Platinum MasterCard'r', with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Platinum MasterCard'r' are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     unlimited electronic funds transfers and bill payment services for an additional fee;

     expanded account protection for the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and

     automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

    The annual account fee for an RMA account is $85, which includes the Platinum MasterCard'r', with an additional fee of $40 if the investor selects an optional line of credit with the Platinum MasterCard'r'.

                          CONVERSION OF CLASS B SHARES

    Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

    The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

    Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities that are listed on U.S. stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ('Nasdaq') are valued at the last trade price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less which are valued as described further below). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the applicable board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the applicable board determines that this does not represent fair value.

                            PERFORMANCE INFORMATION

    The funds' performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in each fund's Performance Advertisements are calculated according to the following formula:

    P(1 + T)'pp'n =  ERV

where:          P =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
                T =  average annual total return of shares of that class
                n =  number of years
              ERV =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

    The funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

    Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

    The following tables show performance information for each class of the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                                  GROWTH FUND


                                                  CLASS A   CLASS B   CLASS C   CLASS Y
                                                  -------   -------   -------   -------
Year ended August 31, 2000:
    Standardized Return*........................  27.98%    27.96%    32.01%    34.52%
    Non-Standardized............................  34.04%    32.96%    33.01%    34.52%

Five Years ended August 31, 2000:
    Standardized Return*........................  21.35%    21.31%    21.51%    22.84%
    Non-Standardized............................  22.48%    21.50%    21.51%    22.84%

Ten years ended August 31, 2000:
    Standardized Return*........................  17.86%       N/A       N/A       N/A
    Non-Standardized............................  18.40%       N/A       N/A       N/A

Inception** to August 31, 2000:
    Standardized Return*........................  16.12%    16.98%    17.26%    17.08%
    Non-Standardized............................  16.47%    16.98%    17.26%    17.08%


                             GROWTH AND INCOME FUND


                                                  CLASS A   CLASS B   CLASS C   CLASS Y
                                                  -------   -------   -------   -------
Year ended August 31, 2000:
    Standardized Return*........................   7.11%     6.27%    10.28%    12.41%
    Non-Standardized............................  12.15%    11.27%    11.28%    12.41%

Five Years ended August 31, 2000:
    Standardized Return*........................  16.93%    16.87%    17.10%    18.32%
    Non-Standardized............................  18.01%    17.09%    17.10%    18.32%

Ten years ended August 31, 2000:
    Standardized Return*........................  13.45%       N/A       N/A       N/A
    Non-Standardized............................  13.97%       N/A       N/A       N/A

Inception** to August 31, 2000:
    Standardized Return*........................  12.99%    12.91%    12.85%    12.75%
    Non-Standardized............................  13.30%    12.91%    12.85%    12.75%

                                  MID CAP FUND


                                                  CLASS A   CLASS B   CLASS C   CLASS Y
                                                  -------   -------   -------   -------
Year ended August 31, 2000:
    Standardized Return*........................  61.75%    63.00%    67.14%    69.72%
    Non-Standardized............................  69.33%    68.00%    68.14%    69.72%

Five Years ended August 31, 2000:
    Standardized Return*........................  21.53%    21.47%    21.71%       N/A
    Non-Standardized............................  22.65%    21.66%    21.71%       N/A

Inception** to August 31, 2000:
    Standardized Return*........................  18.29%    18.23%    19.67%    19.67%
    Non-Standardized............................  18.94%    18.23%    19.67%    26.54%


-------------------

 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.

** The inception date for each class of shares is as follows:

                                                CLASS A    CLASS B    CLASS C    CLASS Y
                                                -------    -------    -------    -------
Growth Fund...................................  03/18/85   07/01/91   07/02/92   08/26/91
Growth and Income Fund........................  12/20/83   07/01/91   07/02/92   02/12/92
Mid Cap Fund..................................  04/07/92   04/07/92   07/02/92   03/17/98

    OTHER INFORMATION. In Performance Advertisements, the funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data, Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), with the performance of recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index ('S&P 500'), the Standard & Poor's 600 Small-Cap Index, the Standard & Poor's 400 Mid-Cap Index, the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Russell 1000 Index (including Value and Growth Sub-indexes), the Wilshire 5000 Index, Standard & Poor's Mid Cap Financials Index, Standard & Poor's Super Composite Financials Index, Standard & Poor's Financial Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International World Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, SMART MONEY, MUTUAL FUNDS, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

    The funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on a fund investment are reinvested in additional fund shares, any future income or capital appreciation of a fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

    The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing the funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The bonds held by the funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term bonds. An investment in any fund involves greater risks than an investment in either a money market fund or a CD.

    Each fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.



                               [PERFORMANCE GRAPH]





                           Ibbotson Chart Plot Points

     Chart showing performance of S&P 500, long-term U.S. government bonds, Treasury Bills and inflation from 1925 through 1999


    YEAR        Common Stocks        Long-Term Gov't Bonds       Inflation/CPI         Treasury Bills
    ----        -------------        ---------------------       -------------          -------------
    1925            $10,000                  $10,000                  $10,000              $10,000
    1926            $11,162                  $10,777                   $9,851              $10,327
    1927            $15,347                  $11,739                   $9,646              $10,649
    1928            $22,040                  $11,751                   $9,553              $11,028
    1929            $20,185                  $12,153                   $9,572              $11,552
    1930            $15,159                  $12,719                   $8,994              $11,830
    1931             $8,590                  $12,044                   $8,138              $11,957
    1932             $7,886                  $14,073                   $7,300              $12,072
    1933            $12,144                  $14,062                   $7,337              $12,108
    1934            $11,969                  $15,472                   $7,486              $12,128
    1935            $17,674                  $16,243                   $7,710              $12,148
    1936            $23,669                  $17,464                   $7,803              $12,170
    1937            $15,379                  $17,504                   $8,045              $12,207
    1938            $20,165                  $18,473                   $7,821              $12,205
    1939            $20,082                  $19,570                   $7,784              $12,208
    1940            $18,117                  $20,761                   $7,859              $12,208
    1941            $16,017                  $20,955                   $8,622              $12,216
    1942            $19,275                  $21,629                   $9,423              $12,248
    1943            $24,267                  $22,080                   $9,721              $12,291
    1944            $29,060                  $22,702                   $9,926              $12,332
    1945            $39,649                  $25,139                  $10,149              $12,372
    1946            $36,449                  $25,113                  $11,993              $12,416
    1947            $38,529                  $24,454                  $13,073              $12,478
    1948            $40,649                  $25,285                  $13,426              $12,580
    1949            $48,287                  $26,916                  $13,184              $12,718
    1950            $63,601                  $26,932                  $13,948              $12,870
    1951            $78,875                  $25,873                  $14,767              $13,063
    1952            $93,363                  $26,173                  $14,898              $13,279
    1953            $92,439                  $27,125                  $14,991              $13,521
    1954           $141,084                  $29,075                  $14,916              $13,638
    1955           $185,614                  $28,699                  $14,972              $13,852
    1956           $197,783                  $27,096                  $15,400              $14,193
    1957           $176,457                  $29,117                  $15,866              $14,639
    1958           $252,975                  $27,342                  $16,145              $14,864
    1959           $283,219                  $26,725                  $16,387              $15,303
    1960           $284,549                  $30,407                  $16,629              $15,711
    1961           $361,060                  $30,703                  $16,741              $16,045
    1962           $329,545                  $32,818                  $16,946              $16,483
    1963           $404,685                  $33,216                  $17,225              $16,997










    YEAR        Common Stocks        Long-Term Gov't Bonds       Inflation/CPI         Treasury Bills
    ----        -------------        ---------------------       -------------          -------------

    1964           $471,388                  $34,381                  $17,430              $17,598
    1965           $530,081                  $34,625                  $17,765              $18,289
    1966           $476,737                  $35,889                  $18,361              $19,159
    1967           $591,038                  $32,594                  $18,920              $19,966
    1968           $656,415                  $32,509                  $19,814              $21,005
    1969           $600,590                  $30,860                  $21,024              $22,388
    1970           $624,653                  $34,596                  $22,179              $23,849
    1971           $714,058                  $39,173                  $22,924              $24,895
    1972           $849,559                  $41,400                  $23,706              $25,851
    1973           $725,003                  $40,942                  $25,792              $27,643
    1974           $533,110                  $42,725                  $28,939              $29,855
    1975           $731,443                  $46,653                  $30,969              $31,588
    1976           $905,842                  $54,470                  $32,458              $33,193
    1977           $840,766                  $54,095                  $34,656              $34,893
    1978           $895,922                  $53,458                  $37,784              $37,398
    1979         $1,061,126                  $52,799                  $42,812              $41,279
    1980         $1,405,137                  $50,715                  $48,120              $45,917
    1981         $1,336,161                  $51,657                  $52,421              $52,671
    1982         $1,622,226                  $72,507                  $54,451              $58,224
    1983         $1,987,451                  $72,979                  $56,518              $63,347
    1984         $2,111,991                  $84,274                  $58,753              $69,586
    1985         $2,791,166                 $110,371                  $60,968              $74,960
    1986         $3,306,709                 $137,446                  $61,657              $79,580
    1987         $3,479,675                 $133,716                  $64,376              $83,929
    1988         $4,064,583                 $146,650                  $67,221              $89,257
    1989         $5,344,555                 $173,215                  $70,345              $96,728
    1990         $5,174,990                 $183,924                  $74,640             $104,286
    1991         $6,755,922                 $219,420                  $76,927             $110,121
    1992         $7,274,115                 $237,092                  $79,159             $113,982
    1993         $8,000,785                 $280,339                  $81,334             $117,284
    1994         $8,105,379                 $258,556                  $83,510             $121,862
    1995        $11,139,184                 $340,435                  $85,630             $128,680
    1996        $13,709,459                 $337,265                  $88,475             $135,381
    1997        $18,272,762                 $390,735                  $89,897             $142,496
    1998        $23,495,420                 $441,777                  $91,513             $149,416
    1999        $28,456,286                 $402,177                  $93,998             $156,414


Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook'TM', Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).


    The chart is shown for illustrative purposes only and does not represent any fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.

    Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From January 1, 1926 to December 31, 1999, stocks beat all other traditional asset classes. A $10,000 investment in the S&P 500 grew to $28,456,286, significantly more than any other investment.

                                     TAXES

    BACKUP WITHHOLDING. Each fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

    SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

    SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of a fund within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

    CONVERSION OF CLASS B SHARES. No gain or loss will be recognized by a shareholder as a result of a conversion of Class B shares to Class A shares.

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ('Distribution Requirement') and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    OTHER INFORMATION. Dividends and other distributions each fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the funds pays the distributions during the following January.

    A portion of the dividends (whether paid in cash or additional shares) from each fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends received by the fund from U.S.

corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

    If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Each fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    Each fund may invest in the stock of 'passive foreign investment companies' ('PFICs') if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain from disposition of that stock (collectively 'PFIC income'), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

    If a fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund' ('QEF'), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax) even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

    Each fund may elect to 'mark to market' its stock in any PFIC. 'Marking-to-market,' in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

    The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from options and futures derived by a fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

    Certain futures contracts in which a fund may invest may be subject to section 1256 of the Internal Revenue Code ('section 1256 contracts'). Any section 1256 contracts a fund holds at the end of each taxable year generally must be 'marked-to-market' (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, which the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any 'mixed straddle' (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

    Offsetting positions in any actively traded security, option or futures contract entered into or held by a fund may constitute a 'straddle' for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain 'wash sale' rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and 'short sale' rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

    When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

    If a fund has an 'appreciated financial position' -- generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than 'straight debt') or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a 'constructive sale' of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

    The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

                               OTHER INFORMATION

    MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of a fund could, under certain circumstances, be held personally liable for the obligations of the fund or its Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from the relevant fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the relevant fund. The board members intend to conduct each fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

    CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C and Y shares will differ.

    VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of any fund (or Securities Trust, which has more than one series) may elect all of the board members of that fund or Securities Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to the class. The shares of each series of Securities Trust will be voted separately, except when an aggregate vote of all the series is required by law.

    The funds do not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of a fund or Securities Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of a fund or Securities Trust.

    CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

    PRIOR NAMES. Prior to April 3, 1995, Growth and Income Fund was known as 'PaineWebber Dividend Growth Fund.' Prior to May 1, 1998, Mid Cap Fund was known as 'PaineWebber Capital Appreciation Fund.' Prior to November 10, 1995, each fund's Class C shares were known as 'Class D' shares. Prior to November 10, 1995, the Class Y shares of Growth and Income Fund and Growth Fund were known as Class C shares.

    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as each fund's custodian and recordkeeping agent. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

    COMBINED PROSPECTUS. Although each fund is offering only its own shares, it is possible that a fund might become liable for a misstatement in the Prospectus about another fund. The board of each fund has considered this factor in approving the use of a single, combined Prospectus.

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for Growth Fund, Growth and Income Fund and Mid Cap Fund.

                              FINANCIAL STATEMENTS

    Each fund's Annual Report to Shareholders for its fiscal year ended August 31, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference.

                                    APPENDIX

                              RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

    Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

    AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                        [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

                                  ------------

                                                                     PaineWebber
                                                                     Growth Fund

                                                                     PaineWebber
                                                          Growth and Income Fund

                                                                     PaineWebber
                                                                    Mid Cap Fund

                                      ------------------------------------------
                                             Statement of Additional Information
                                                               December 31, 2000
                                      ------------------------------------------

'c'2000 PaineWebber Incorporated. All rights reserved.

                            PART C. OTHER INFORMATION

Item 23. Exhibits


     (1)  (a) Amended and Restated Declaration of Trust 1/

          (b) Amendment effective April 8, 1998 to Declaration of Trust 2/

     (2)  Restated By-Laws 1/

     (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/

     (4)  (a) Interim Investment Management and Administration Contract 4/

          (b) Interim Sub-Advisory Contract with Delaware Management Company 4/

     (5)  (a) Form of Distribution Contract (filed herewith)

          (b) Form of Dealer Agreement (filed herewith)

     (6)  Bonus, profit sharing or pension plans - none

     (7)  Custodian Agreement 2/

     (8)  Transfer Agency Agreement 1/

     (9)  Opinion and consent of counsel (filed herewith)

     (10) Other opinions, appraisals, rulings and consents: Auditors' Consent (filed herewith)

     (11) Financial Statements omitted from Part B - none

     (12) Letter of investment intent 2/

     (13) (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A Shares 5/

          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares 5/

          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares 5/

     (14) Multiple Class Plan pursuant to Rule 18f-3 4/

     (15) (a) Code of Ethics for Registrant, its investment manager and its principal distributor 6/

          (b) Code of Ethics for Delaware Management Company 4/

----------------
1/ Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement, SEC File No. 33-42160, filed May 4, 1998.

2/ Incorporated by reference from Post-Effective Amendment No. 12 to the registration statement, SEC File No. 33-42160, filed July 1, 1998.

3/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust, as amended April 8, 1998 and from Articles II, VII and X of Registrant's Restated By-Laws.

4/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement, SEC File No. 33-42160, filed October 31, 2000.

5/ Incorporated by reference from Post-Effective Amendment No. 13 to the registration statement, SEC File No. 33-42160, filed November 20, 1998.

6/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.

Item 24. Persons Controlled by or under Common Control with Registrant

     None

Item 25.  Indemnification

     Section 3 of Article X of the Declaration of Trust, "Indemnification," provides that the appropriate series of the Registrant will indemnify the trustees and officers of the Registrant to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his action was in the best interest of the Registrant. Section 3 of Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Registrant or a particular series; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

     Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, for any act or omission in accordance with advice of counsel or other experts, or for failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

     Article IX of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability to the Registrant or its shareholders, provided that the Registrant may not purchase or maintain insurance that protects any such person against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Section 9 of the Interim Investment Management and Administration Contract ("Management Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Contract. Section 10 of the Management Contract provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Management Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

     Section 6 of the Interim Sub-Advisory Contract contains provisions similar to Section 9 of the Management Contract, with respect to the sub-adviser.

     Section 9 of the Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 9 of the Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract. Section 10 of the Distribution Contract contains provisions similar to Section 10 of the Management Contract, with respect to Mitchell Hutchins and PaineWebber Incorporated ("PaineWebber"), as appropriate.

     Section 9 of the Dealer Agreement contains provisions similar to Section 9 of the Distribution Contract, with respect to PaineWebber.

     Insofar as indemnification for liabilities arising under the 1933 Act, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is a wholly owned indirect subsidiary of UBS AG. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

     Delaware Management Company serves as the sub-adviser for PaineWebber Mid Cap Fund. Information on the officers and directors of Delaware Management Company is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-32109) and is incorporated herein by reference.


Item 27. Principal Underwriters

     a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

          ALL-AMERICAN TERM TRUST INC.
          GLOBAL HIGH INCOME DOLLAR FUND INC.
          INSURED MUNICIPAL INCOME FUND INC.
          INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
          MANAGED HIGH YIELD PLUS FUND INC.
          MITCHELL HUTCHINS LIR MONEY SERIES
          MITCHELL HUTCHINS SECURITIES TRUST
          MITCHELL HUTCHINS PORTFOLIOS
          MITCHELL HUTCHINS SERIES TRUST
          PAINEWEBBER AMERICA FUND
          PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

          PAINEWEBBER INDEX TRUST
          PAINEWEBBER INVESTMENT SERIES
          PAINEWEBBER INVESTMENT TRUST
          PAINEWEBBER INVESTMENT TRUST II
          PAINEWEBBER MANAGED ASSETS TRUST
          PAINEWEBBER MANAGED INVESTMENTS TRUST
          PAINEWEBBER MASTER SERIES, INC.
          PAINEWEBBER MUNICIPAL SERIES
          PAINEWEBBER MUTUAL FUND TRUST
          PAINEWEBBER OLYMPUS FUND
          PAINEWEBBER SECURITIES TRUST
          STRATEGIC GLOBAL INCOME FUND INC.
          2002 TARGET TERM TRUST INC.

     b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as directors or officers of the Registrant.


                                 Position and Offices With            Position and Offices With Underwriter or
    Name                         Registrant                           Dealer
    ----                         ----------                           ------
    Margo N. Alexander*          Trustee                              Chairman and a Director of Mitchell
                                                                      Hutchins and an Executive Vice President
                                                                      and a Director of PaineWebber

    Brian M. Storms*             Trustee and President                Chief Executive Officer and President of
                                                                      Mitchell Hutchins

    T. Kirkham Barneby*          Vice President                       Managing Director and Chief Investment
                                                                      Officer - Quantitative Investments of
                                                                      Mitchell Hutchins

    Thomas Disbrow***            Vice President and Assistant         First Vice President and a Senior Manager
                                 Treasurer                            of the Mutual Fund Finance Department of
                                                                      Mitchell Hutchins

    Amy R. Doberman**            Vice President                       Senior Vice President and General Counsel
                                                                      of Mitchell Hutchins

    John J. Lee***               Vice President and Assistant         Vice President and a Manager of the Mutual
                                 Treasurer                            Fund Finance Department of Mitchell Hutchins

    Kevin J. Mahoney***          Vice President and Assistant         First Vice President and a Senior Manager
                                 Treasurer                            of the Mutual Fund Finance Department of
                                                                      Mitchell Hutchins

    Ann E. Moran***              Vice President and Assistant         Vice President and a Manager of the Mutual
                                 Treasurer                            Fund Finance Department of Mitchell Hutchins

    Dianne E. O'Donnell**        Vice President and Secretary         Senior Vice President and Deputy General
                                                                      Counsel of Mitchell Hutchins

    Paul H. Schubert***          Vice President and Treasurer         Senior Vice President and the Director of
                                                                      the Mutual Fund Finance Department of
                                                                      Mitchell Hutchins

                                 Position and Offices With            Position and Offices With Underwriter or
    Name                         Registrant                           Dealer
    ----                         ----------                           ------
    Barney A. Taglialatela***    Vice President and Assistant         Vice President and a Manager of the Mutual
                                 Treasurer                            Fund Finance Department of Mitchell Hutchins

    Keith A. Weller**            Vice President and Assistant         First Vice President and Senior Associate
                                 Secretary                            General Counsel of Mitchell Hutchins


----------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is 1285 Avenue of the Americas, New York, New York, 10019-6028.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

     c)   None

Item 28. Location of Accounts and Records

     The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins at 1285 Avenue of the Americas, New York, New York 10019-6028 and 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 22nd day of December, 2000.


                                      PAINEWEBBER MANAGED ASSETS TRUST

                                      By:  /s/ Dianne E. O'Donnell
                                           ----------------------------------
                                           Dianne E. O'Donnell
                                           Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                   Title                                  Date
---------                                   -----                                  ----
/s/ Brian M. Storms                         President and Trustee                  December 22, 2000
------------------------------------        (Chief Executive Officer)
Brian M. Storms*

/s/ E. Garrett Bewkes, Jr.                  Trustee and Chairman                   December 22, 2000
---------------------------                 of the Board of Trustees
E. Garrett Bewkes, Jr.**

/s/ Margo N. Alexander                      Trustee                                December 22, 2000
------------------------------------
Margo N. Alexander**

/s/ Richard Q. Armstrong                    Trustee                                December 22, 2000
---------------------------
Richard Q. Armstrong**

/s/ Richard R. Burt                         Trustee                                December 22, 2000
------------------------------------
Richard R. Burt**

/s/ Meyer Feldberg                          Trustee                                December 22, 2000
------------------------------------
Meyer Feldberg**

/s/ George W. Gowen                         Trustee                                December 22, 2000
------------------------------------
George W. Gowen**

/s/ Frederic V. Malek                       Trustee                                December 22, 2000
------------------------------------
Frederic V. Malek**

/s/ Carl W. Schafer                         Trustee                                December 22, 2000
------------------------------------
Carl W. Schafer**

/s/ Paul H. Schubert                        Vice President and Treasurer (Chief    December 22, 2000
------------------------------------        Financial and Accounting Officer)
Paul H. Schubert

* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and incorporated by reference from Exhibit No. 16 to Post-Effective Amendment No. 28 to the registration statement of PaineWebber Securities Trust, SEC File 33-55374, filed November 30, 2000.

** Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                        PAINEWEBBER MANAGED ASSETS TRUST

                                  EXHIBIT INDEX

Exhibit
Number
------


     (1)  (a) Amended and Restated Declaration of Trust 1/

          (b) Amendment effective April 8, 1998 to Declaration of Trust 2/

     (2)  Restated By-Laws 1/

     (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/

     (4)  (a) Interim Investment Management and Administration Contract 4/

          (b) Interim Sub-Advisory Contract with Delaware Management Company 4/

     (5)  (a) Form of Distribution Contract (filed herewith)

          (b) Form of Dealer Agreement 4/

     (6)  Bonus, profit sharing or pension plans - none

     (7)  Custodian Agreement 2/

     (8)  Transfer Agency Agreement 1/

     (9)  Opinion and consent of counsel (filed herewith)

     (10) Other opinions, appraisals, rulings and consents: Auditors' Consent (filed herewith)

     (11) Financial Statements omitted from Part B - none

     (12) Letter of investment intent 2/

     (13) (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A Shares 5/

          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares 5/

          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares 5/

     (14) Multiple Class Plan pursuant to Rule 18f-3 4/

     (15) (a) Code of Ethics for Registrant, its investment manager and its principal distributor 6/

          (b) Code of Ethics for Delaware Management Company 4/


----------------
     1/ Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement, SEC File No. 33-42160, filed May 4, 1998.

     2/ Incorporated by reference from Post-Effective Amendment No. 12 to the registration statement, SEC File No. 33-42160, filed July 1, 1998.

     3/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust, as amended April 8, 1998 and from Articles II, VII and X of Registrant's Restated By-Laws.

     4/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement, SEC File No. 33-42160, filed October 31, 2000.

     5/ Incorporated by reference from Post-Effective Amendment No. 13 to the registration statement, SEC File No. 33-42160, filed November 20, 1998.

     6/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.



                             STATEMENT OF DIFFERENCES
                             ------------------------

The trademark symbol shall be expressed as .............................. 'TM'
The copyright symbol shall be expressed as ..............................  'c'
The service mark symbol shall be expressed as ........................... 'sm'
The dagger symbol shall be expressed as .................................  'D'
Characters normally expressed as superscript shall be preceded by........ 'pp'